SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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/ X /	Preliminary Proxy Statement.
/ /	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
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/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CAPITAL APPRECIATION FUND
PUTNAM CLASSIC EQUITY FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DISCOVERY GROWTH FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM HEALTH SCIENCES TRUST
PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTORS FUND
PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM OTC & EMERGING GROWTH FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM PREMIER INCOME TRUST
PUTNAM RETIREMENTREADY® FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE HEALTH CARE FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM TAX SMART FUNDS TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM UTILITIES GROWTH AND INCOME FUND
PUTNAM VARIABLE TRUST
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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- ii -

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The proxy statement

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the fund will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendation on page 5 of the proxy statement.

Please take a few moments and decide how you want to vote. When shareholders don’t return their proxies in sufficient numbers, follow-up solicitations are required, and consideration of matters important to your fund’s operations may be delayed.

You can vote by returning your proxy ballots in the envelope provided. Or you can call our toll-free number, or go to the Internet. See your proxy ballot for the phone number and Internet address. If you have proxy-related questions, please call 1-800-225-1581 or contact your financial representative.

[[PUTNAM INVESTMENTS LOGO]]

Table of contents

A Message from the Chairman			1

Notice of a Special Meeting of Shareholders			2

Trustees’ Recommendations			5

The Proposal			6

Further Information About Voting and the
Special Meeting			20

Fund Information			27

Appendix A	–	Number of Shares Outstanding
		as of the Record Date	A-1

Appendix B	–	Form of New Management Contract	B-1

Appendix C	–	Comparison of Terms of
		Management Contracts	C-1

Appendix D	–	Management Contracts:
		Dates and Approvals	D-1

Appendix E	–	Management Contracts: Fees	E-1

Appendix F	–	Current Sub-Management Contract
		and Sub-Advisory Contract	F-1

Appendix G	–	Description of Contract
		Approval Process	G-1

Appendix H	–	Other Similar Funds Advised
		by Putnam Management	H-1

Appendix I	–	Payments to Putnam Management
		and its Affiliates	I-1

Appendix J	–	5% Beneficial Ownership	J-1

Appendix K	–	Security Ownership	K-1

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial representative.

A Message from the Chairman

Dear Fellow Shareholder:

[[photo of John A. Hill]]

I am writing to ask you, as a shareholder of your Putnam fund, to vote on an important matter that will be considered at a special meeting of shareholders called for May 15, 2007. While you are as shareholders, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out, signing, and returning the enclosed proxy card(s), by telephone or by voting via the Internet. Instructions for voting by automated telephone and via the Internet appear at the top of your ballot.

As you may know, Great-West Lifeco Inc. has agreed to acquire Putnam Investments Trust, the parent company of Putnam, LLC, which in turn owns Putnam Investment Management, LLC (“Putnam Management”). When this transaction is completed, each of the Putnam funds’ management contracts with Putnam Management will automatically terminate, as required by law. We are asking you to approve a new management contract with Putnam Management that will become effective when the transaction with Great-West Lifeco Inc. is completed, so that there will not be any disruption in the services that your fund receives. There will be no change in your fund’s fee rates or in the services that your fund receives as a result of the transaction. The Trustees of the Putnam funds unanimously recommend that you vote FOR the approval of a new management contract.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not vote their proxies, additional solicitations may be necessary, and consideration of important matters affecting the operations of your fund may be delayed. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about any of these proposals, please call a Putnam customer services representative at 1-800-225-1581 or contact your financial representative.

Sincerely yours,

/s/ John A. Hill

John A. Hill, Chairman

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM AMERICAN GOVERNMENT INCOME FUND	PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM AMT-FREE INSURED MUNICIPAL FUND	PUTNAM MID CAP VALUE FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND	PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION: BALANCED	PUTNAM MONEY MARKET FUND
PORTFOLIO	PUTNAM MUNICIPAL BOND FUND
PUTNAM ASSET ALLOCATION: CONSERVATIVE	PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PORTFOLIO	PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION: GROWTH	PUTNAM NEW OPPORTUNITIES FUND
PORTFOLIO	PUTNAM NEW VALUE FUND
PUTNAM CALIFORNIA INVESTMENT GRADE	PUTNAM NEW YORK INVESTMENT GRADE
MUNICIPAL TRUST	MUNICIPAL TRUST
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND	PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM CAPITAL APPRECIATION FUND	PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM CAPITAL OPPORTUNITIES FUND	PUTNAM OTC & EMERGING GROWTH FUND
PUTNAM CLASSIC EQUITY FUND	PUTNAM PENNSYLVANIA TAX EXEMPT INCOME
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST	FUND
PUTNAM DISCOVERY GROWTH FUND	PUTNAM PREMIER INCOME TRUST
PUTNAM DIVERSIFIED INCOME TRUST	PUTNAM PRIME MONEY MARKET FUND
PUTNAM EQUITY INCOME FUND	PUTNAM RESEARCH FUND
PUTNAM EUROPE EQUITY FUND	PUTNAM RETIREMENTREADY 2050 FUND
PUTNAM FLOATING RATE INCOME FUND	PUTNAM RETIREMENTREADY 2045 FUND
THE PUTNAM FUND FOR GROWTH AND INCOME	PUTNAM RETIREMENTREADY 2040 FUND
THE GEORGE PUTNAM FUND OF BOSTON	PUTNAM RETIREMENTREADY 2035 FUND
PUTNAM GLOBAL EQUITY FUND	PUTNAM RETIREMENTREADY 2030 FUND
PUTNAM GLOBAL INCOME TRUST	PUTNAM RETIREMENTREADY 2025 FUND
PUTNAM GLOBAL NATURAL RESOURCES FUND	PUTNAM RETIREMENTREADY 2020 FUND
PUTNAM GROWTH OPPORTUNITIES FUND	PUTNAM RETIREMENTREADY 2015 FUND
PUTNAM HEALTH SCIENCES TRUST	PUTNAM RETIREMENTREADY 2010 FUND
PUTNAM HIGH INCOME SECURITIES FUND	PUTNAM RETIREMENTREADY MATURITY FUND
PUTNAM HIGH YIELD ADVANTAGE FUND	PUTNAM SMALL CAP GROWTH FUND
PUTNAM HIGH YIELD MUNICIPAL TRUST	PUTNAM SMALL CAP VALUE FUND
PUTNAM HIGH YIELD TRUST	PUTNAM TAX EXEMPT INCOME FUND
PUTNAM INCOME FUND	PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM INCOME STRATEGIES FUND	PUTNAM TAX-FREE HEALTH CARE FUND
PUTNAM INTERNATIONAL CAPITAL	PUTNAM TAX-FREE HIGH YIELD FUND
OPPORTUNITIES FUND	PUTNAM TAX SMART EQUITY FUND®
PUTNAM INTERNATIONAL EQUITY FUND	PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM INTERNATIONAL GROWTH AND INCOME	PUTNAM UTILITIES GROWTH AND INCOME FUND
FUND	PUTNAM VISTA FUND
PUTNAM INTERNATIONAL NEW OPPORTUNITIES	PUTNAM VOYAGER FUND
FUND	PUTNAM VT AMERICAN GOVERNMENT INCOME
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST	FUND
PUTNAM INVESTORS FUND	PUTNAM VT CAPITAL APPRECIATION FUND
PUTNAM LIMITED DURATION GOVERNMENT	PUTNAM VT CAPITAL OPPORTUNITIES FUND
INCOME FUND	PUTNAM VT DISCOVERY GROWTH FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST	PUTNAM VT DIVERSIFIED INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME	PUTNAM VT EQUITY INCOME FUND
FUND	PUTNAM VT THE GEORGE PUTNAM FUND OF
PUTNAM MASTER INTERMEDIATE INCOME TRUST	BOSTON

PUTNAM VT GLOBAL ASSET ALLOCATION FUND	PUTNAM VT INVESTORS FUND
PUTNAM VT GLOBAL EQUITY FUND	PUTNAM VT MID CAP VALUE FUND
PUTNAM VT GROWTH AND INCOME FUND	PUTNAM VT MONEY MARKET FUND
PUTNAM VT GROWTH OPPORTUNITIES FUND	PUTNAM VT NEW OPPORTUNITIES FUND
PUTNAM VT HEALTH SCIENCES FUND	PUTNAM VT NEW VALUE FUND
PUTNAM VT HIGH YIELD FUND	PUTNAM VT OTC & EMERGING GROWTH FUND
PUTNAM VT INCOME FUND	PUTNAM VT RESEARCH FUND
PUTNAM VT INTERNATIONAL EQUITY FUND	PUTNAM VT SMALL CAP VALUE FUND
PUTNAM VT INTERNATIONAL GROWTH AND	PUTNAM VT UTILITIES GROWTH AND INCOME
INCOME FUND	FUND
PUTNAM VT INTERNATIONAL NEW	PUTNAM VT VISTA FUND
OPPORTUNITIES FUND	PUTNAM VT VOYAGER FUND

This is the formal notice for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend in person.

A Special Meeting of Shareholders of your fund will be held on Tuesday, May 15, 2007 at 11:00 a.m., Boston time, at the principal offices of the fund on the ___th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Approving a new management contract for each fund.

By Judith Cohen, Clerk,
and by the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

February ___ 2007

Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial representative.

Why has a special meeting of shareholders been called?

On January 31, 2007, Marsh & McLennan Companies, Inc. (“Marsh & McLennan”), the ultimate parent company of Putnam Investment Management, LLC (“Putnam Management”), your fund’s investment adviser, entered into a Stock Purchase Agreement with Great-West Lifeco Inc. (“Lifeco”). Lifeco is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Under the Stock Purchase Agreement, Lifeco will, through a direct or indirect wholly owned subsidiary (“Great-West”), acquire 100% of Putnam Investments Trust, which owns Putnam, LLC (Putnam Investments), the parent company of Putnam Management and the other Putnam companies.

As a result of this transaction, your fund’s management contract with Putnam Management will terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as your fund, requires management contracts to terminate automatically when there is a “change of control” of a fund’s investment adviser. The transaction with Lifeco will result in a “change of control” of Putnam Management, your fund’s investment adviser. Thus, your fund’s management contract with Putnam Management will automatically terminate when the transaction closes, and your fund’s shareholders must approve a new management contract. We are recommending that you approve a new management contract with Putnam Management so that Putnam Management can continue as your fund’s investment adviser after the transaction. This proxy statement describes Lifeco, the transaction, and the new management contract proposed for your fund.

How will the change of control affect Putnam Management?

The change of control is not expected to have a material effect on Putnam Management. Putnam Management will operate as a stand-alone subsidiary of Lifeco and is expected to retain its brand and its existing management, investment and other service teams.

How does the proposed new management contract differ from your fund’s current management contract?

Although there are some differences between your fund’s current management contract and the proposed new management contract, which are described in this proxy statement, there will be no change in the services that your fund will receive. Except for these differences, the proposed new management contract is substantially identical to the current contract. Under the current management contracts, Putnam Management provides investment advisory and administrative services to all of the funds except for Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund, which only receive investment advisory services under their current management contracts. Putnam Management currently provides administrative services to these two funds under a separate administrative services contract. The proposed new management contracts for all of the Putnam funds, including Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund, cover Putnam Management’s provision of both investment management and administrative services.

Will your fund’s total fees for advisory and administrative services change?

No, there will be no change in your fund’s total fees for investment management and administrative services. For the two funds mentioned above that currently have separate management and administrative services contracts, both sets of services are proposed to be covered by a single management contract with a single fee that will not exceed the sum of the current investment management and administrative services fee.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the special meeting of shareholders of each fund to be held on Tuesday, May 15, 2007 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting (see previous pages). The Notice of a Special Meeting, the proxy and the Proxy Statement are being mailed on or about March __, 2007.

How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees unanimously recommend that you vote FOR the proposal.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on Thursday, February 15, 2007 (the “Record Date”) are entitled to be present and to vote at the special meeting or any adjourned meeting.

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business is brought before your fund’s special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to the proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposal

1. APPROVING A NEW MANAGEMENT CONTRACT FOR EACH FUND

Background Information about the Transaction

On January 31, 2007, Marsh & McLennan, the ultimate parent company of Putnam Management, your fund’s investment adviser, entered into a Stock Purchase Agreement with Lifeco. Under the Stock Purchase Agreement, Lifeco will, through Great-West, its direct or indirect wholly owned subsidiary, acquire 100% of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan. Putnam Investments Trust owns Putnam, LLC (Putnam Investments), which in turn owns Putnam Management and the other Putnam companies.

After the transaction, Putnam Management will continue to be a wholly owned subsidiary of Putnam Investments. Putnam Investments will continue to be a wholly owned subsidiary of Putnam Investments Trust. Putnam Investments Trust will become a wholly owned subsidiary of Great-West, which will be a wholly owned holding company subsidiary of Lifeco. Lifeco is a Canadian financial services holding company with interests in the life insurance, health insurance, retirement, savings, and reinsurance businesses. Its businesses have operations in Canada, the United States and Europe. Power Financial Corporation (“Power Financial”), an international management and holding company of financial services businesses, owns approximately 70.6% of the voting shares of Lifeco. Power Corporation of Canada, a diversified international management and holding company, owns approximately 66.4% of the voting securities of Power Financial. The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada

The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Lifeco is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of Great-West will be 8515 East Orchard Road, Greenwood Village, Colorado 80111.

The funds have been informed that Lifeco’s strategic purpose for acquiring Putnam Investments is to establish a strong presence in the United States asset management business. Lifeco values Putnam Investments’ focus on the advice segment of the U.S. market, its significant investment management capabilities and diversified range of investment products, its high quality wholesaling organization with strong relationships with financial advisers, its distribution capabilities in Japan and Europe, and its experienced management team. Lifeco has said that it intends to operate Putnam Investments as a separate business unit, retaining Putnam Investments’ and Putnam Management’s existing management team and other key professionals. Although Lifeco may pursue sub-advisory and other synergistic opportunities for Putnam Investments within the Power Financial group of companies, it does not anticipate significant integration issues or other disruption, in light of its intent to continue to operate Putnam Investments, Putnam Management and the other Putnam companies on a stand-alone basis and its experience in operating other companies that it has acquired as stand-alone businesses. Lifeco has advised the funds that it has no current plans to make any changes to the operations of the funds. In particular, it has advised that it has no current plans to make changes with respect to existing management fees, expense limitations, distribution arrangements, or quality of services provided to shareholders. In addition, Lifeco has advised that it intends to retain the Putnam brand and to support Putnam Investments’ current business strategy and Putnam Management’s investment management philosophy so as to minimize disruption and change for fund shareholders and the Putnam organization. Lifeco does not plan to consolidate any Putnam fund with any other company in the Power Financial group of companies.

Although the transaction is not expected to result in significant change in the operations of Putnam Management or its management of the funds, as a result of this transaction, which is expected to close in the middle of 2007, your fund’s management contract with Putnam Management will terminate. This is because the 1940 Act, which regulates investment companies such as your fund, requires management contracts to terminate automatically when there is a “change of control” of the investment adviser. The transaction with Lifeco will result in a “change of control” of Putnam Management, your fund’s investment adviser. Thus, your fund’s shareholders must approve a new management contract. The Trustees are recommending that you approve a new management contract with Putnam Management so that Putnam Management can continue as your fund’s investment adviser.

The Stock Purchase Agreement

Under the Stock Purchase Agreement, Lifeco will acquire 100% of the ownership interests of Putnam Investments Trust, which owns Putnam Investments, the owner of Putnam Management, your fund’s current investment adviser. These Putnam Investments Trust ownership interests are in the form of class A shares, all of which are owned by Marsh & McLennan, and class B shares and options to purchase class B shares, all of which are held by Putnam employees. The estimated total value of the transaction is approximately $3.9 billion (based on the estimated value of Putnam Investments Trust’s equity interests on September 30, 2006). The final price is subject to certain adjustments at closing.

The Stock Purchase Agreement requires Lifeco, or its permitted assignee, at the closing of the transaction, to purchase all of the issued and outstanding class A common shares of Putnam Investments Trust currently held by Marsh & McLennan. Lifeco will assign its right to purchase the class A shares of Putnam Investments Trust to Great-West. Lifeco remains fully liable for its obligations under the Stock Purchase Agreement. Also at the closing, all of the issued and outstanding class B common shares and options currently held by Putnam employees under Putnam Investments Trust’s equity partnership plan will be cancelled according to the terms of the equity partnership plan, and each Putnam employee will receive cash payments for these shares and options, a portion of which will be paid at the closing and the remainder of which will, subject to the satisfaction of certain conditions, be paid over a three-year period, provided generally that the employee is still employed by Putnam on the date of payment. These deferred payments to employees may increase or decrease based upon, among other things, the performance of the Putnam funds. The transaction structure as described in this section is subject to modification by Marsh & McLennan and Lifeco before closing to improve the tax efficiency of the transaction for Lifeco and to limit the extent to which the transaction consideration is subject to withholding requirements.  It is not expected that any such modification would result in any significant change in Putnam Management’s operations or its management of the funds.

Consummation of the transaction is subject to customary terms and conditions, including, among others, Marsh & McLennan and Lifeco obtaining certain regulatory approvals and the approval of new management contracts by shareholders of a substantial number of the Putnam funds. Although there is no assurance that the transaction will be completed, if each of the terms and conditions is satisfied or waived, the parties to the transaction anticipate that the closing will take place in the middle of 2007. If the transaction is not completed, your fund’s current management contract with Putnam Management will not terminate because there will be no change of control. Putnam Management would continue to serve as your fund’s investment adviser under the current management contract or, if approved at the shareholder meeting, under the proposed management contract described in this proxy statement, effective as of January 1, 2008 or such other date as the Trustees may establish.

Section 15(f) of the 1940 Act

Lifeco has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Putnam Management has advised the funds that neither it, Marsh & McLennan nor Lifeco, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the funds as a result of the transaction. Marsh & McLennan and Lifeco have agreed to pay all costs incurred by the funds in connection with this transaction, including all costs of this proxy solicitation.

The Proposed New Management Contract; Comparison with the Funds’ Current Management Contracts

The Trustees have approved, and recommend to the shareholders of each fund that they approve, a new management contract between each fund and Putnam Management. The form of the proposed new management contract is attached at Appendix B. You should refer to Appendix B for the complete terms of your fund’s proposed management contract.

On being presented with the need to approve new management contracts, the Trustees decided to take the opportunity to standardize, clarify and modernize various provisions of the current contracts. Because they were implemented at different times, the funds’ current management contracts differ in some cases from fund to fund, and some contain outdated provisions. The Trustees believe that this standardization will benefit shareholders by making the administration of the funds’ management contracts more efficient. In addition, Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund, which currently have both a management contract and an administrative services contract, will each combine those two contracts into a single management contract. All of the other Putnam funds receive investment management and administrative services under their current management contracts.

Except as described below, the terms of the proposed new management contracts are substantially identical to those of the current contracts. The terms of the proposed new management contracts, and certain differences between the proposed new management contracts and the current contracts, are described generally below. A more detailed description of certain differences between the proposed and current management (and administrative services, as applicable) contracts is attached at Appendix C. The date of each fund’s current management contract, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the Board of Trustees is set forth on Appendix D.

Fees. There is no change in the rate of the fees that the funds will pay Putnam Management under the proposed new management contract, except in the case of Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund (see below). The current fee schedule for investment management services and, if applicable, administrative services, for each fund is set forth in Appendix E. The actual fees paid by some funds are subject to expense limitations to which Putnam Management has agreed. It is not anticipated that any existing expense limitation commitment will change as a result of the transaction.

There are some minor procedural changes proposed for the fee provisions of the closed-end funds, which are described in Appendix C.

Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund currently have separate investment management and administrative services contracts with Putnam Management. However, the proposed new management contract for each fund, including Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund, addresses the provision of both investment management and administrative services and includes a single fee for both of these services. There is no change in the aggregate rate that Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund will pay to Putnam Management for investment management and administrative services.

Investment Management Services. The proposed new management contract for your fund provides that Putnam Management will furnish continuously an investment program for the fund, determining what investments to purchase, hold, sell or exchange and what portion of the fund’s assets will be held uninvested, in compliance with the fund’s governing documents, investment objectives, policies and restrictions, and subject to the oversight and control of the Trustees. Putnam Management has assured the funds and the Trustees that after the transaction it will continue to provide the same level of services to each fund and that the transaction will not have an adverse impact on the scope or nature of the services that each fund receives.

Putnam Management is authorized under the proposed new management contract to place orders for the purchase and sale of portfolio investments for your fund with brokers or dealers that Putnam Management selects. Putnam Management must select brokers and dealers, and place orders, using its best efforts to obtain for the funds the most favorable price and execution available, except that Putnam Management may pay higher brokerage commissions if it determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer (a practice commonly known as “soft dollars”). Putnam Management may make this determination in terms of either the particular transaction or Putnam Management’s overall responsibilities with respect to a fund and to other clients of Putnam Management as to which Putnam Management exercises investment discretion. Putnam Management’s use of soft dollars is subject to policies established by the SEC and by the Trustees from time to time.

Each of the funds’ current management contracts contains similar provisions relating to the provision of investment management services.

Delegation of Responsibilities. The proposed new management contract for your fund expressly provides that Putnam Management may, in its discretion and with the approval of the Trustees (including a majority of the Trustees who are not “interested persons”) and, if required, the approval of shareholders, delegate responsibilities under the contract to one or more sub-advisers or sub-administrators. The separate costs of employing any sub-adviser or sub-administrator must be borne by Putnam Management or the sub-adviser or sub-administrator, not by the fund. Putnam Management is responsible for overseeing the performance of any sub-adviser or sub-administrator and remains fully responsible to the fund under the proposed new management contract regardless of whether it delegates any responsibilities.

None of the current management contracts addresses delegation of responsibilities. Putnam Management has no plans to delegate services except as described below.

At present, Putnam Management has delegated certain responsibilities to sub-advisers, as described below under the heading “Sub-Adviser Arrangements.” The sub-management contracts governing these arrangements will terminate at the same time as the current management contracts of these funds. Pursuant to the proposed new management contract (and as otherwise permitted by law), Putnam Management will enter into equivalent sub-management contracts with these sub-advisers, effective at the time the proposed new management contracts become effective, with respect to these funds. See “Sub-Adviser Arrangements” below for a description of the sub-advisers, and see Appendix F for copies of the current sub-management contracts. The new sub-management contracts will be substantially identical to the current sub-management contracts except for the effective dates.

In addition, Putnam Management has delegated certain administrative, pricing and bookkeeping services to State Street Bank and Trust Company. This delegation will not be affected by the transaction.

Administrative Services. The proposed new management contracts, and all of the current management contracts with the exception of those applying to Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund, provide that Putnam Management will manage, supervise and conduct the other (i.e., non-investment) affairs and business of the fund and incidental matters. These administrative services include providing suitable office space for the fund and administrative facilities, such as bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the fund’s affairs, including determination of the net asset value of the fund, but excluding shareholder accounting services.

Expenses. The proposed new management contracts require Putnam Management to bear the expenses associated with (i) furnishing all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (ii) providing suitable office space for the fund and (iii) providing administrative services. The proposed new management contracts also provide that the fund will pay the fees of its Trustees and will reimburse Putnam Management for compensation paid to officers and persons assisting officers of the fund, and all or part of the cost of suitable office space, utilities, support services and equipment used by such officers and persons, as the Trustees may determine. Under this provision, the fund will bear the costs of the Trustees’ independent staff, which assists the Trustees in overseeing each of the funds.

The current management contracts contain similar expense and reimbursement provisions.

Term and Termination. If approved by shareholders of your fund, the proposed new management contract will become effective upon its execution and will remain in effect continuously, unless terminated under the termination provisions of the contract. The proposed new management contract provides that the management contract may be terminated at any time, without the payment of any penalty by the fund, by either Putnam Management or the fund by not less than 60 days’ written notice to the other party. A fund may effect termination by vote of a majority of its Trustees or by the affirmative vote of a “majority of the outstanding shares” of the fund, as defined in the 1940 Act. The proposed new management contracts will also terminate automatically in the event of their "assignment".

The proposed new management contract will, unless terminated as described above, continue until June 30, 2008 and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees of the fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the fund and (ii) a majority of the Trustees who are not “interested persons” of the fund or of Putnam Management, by vote cast in person at a meeting called for the purpose of voting on such approval.

All of the current management contracts have similar provisions for their term and termination, except that the initial terms of the contracts differ and the current management contracts require that written notice be given not more than 60 nor less than 30 days before termination.

Limitation of Liability. Under the proposed new management contract, Putnam Management is not liable to a fund or to any shareholder of the fund for any act or omission in the course of, or connected with, rendering services under the proposed management contract, unless there is willful misfeasance, bad faith or gross negligence on the part of Putnam Management or reckless disregard of its obligations and duties under the proposed management contract. Each current management contract contains substantially identical provisions.

As required under each fund’s Declaration of Trust, the proposed management contract contains a notice provision stating that the fund’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the proposed management contract is executed on behalf of the Trustees as Trustees of the fund and not individually. Also, the obligations arising out of the proposed management contract are limited only to the assets and property of the fund and are not binding on any of the Trustees, officers or shareholders individually. Each current management contract contains a substantially identical notice.

Amendments; Defined Terms. The proposed management contract may only be amended in writing, and any amendments must be approved in a manner consistent with the 1940 Act, the rules and regulations under the1940 Act and any applicable guidance or interpretations of the SEC or its staff. Similarly, certain terms used in the proposed management contract are used as defined in the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff. The current management contracts contain similar terms, except that they generally do not make reference to guidance or interpretation of the SEC or its staff. Thus, the proposed management contracts explicitly permit the funds and Manager to operate in a manner consistent with regulatory guidance and interpretations, which may provide advantages and operational flexibility from time to time.

Sub-Adviser Arrangements

For certain funds, Putnam Management has retained an affiliate to provide sub-management services.

Putnam Management has retained Putnam Investments Limited (“PIL”), a wholly owned subsidiary of The Putnam Advisory Company, LLC (“PAC,” which is itself a subsidiary of Putnam Investments) and an affiliate of Putnam Management, as the sub-adviser for a portion of certain funds’ assets as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-adviser, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam VT Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam VT Global Equity Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam High Income Securities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam International Capital Opportunities Fund, Putnam

International Equity Fund, Putnam VT International Equity Fund, Putnam International Growth and Income Fund, Putnam VT International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT International New Opportunities Fund, Putnam Master Intermediate Trust, Putnam Premier Income Trust, Putnam Research Fund, Putnam VT Research Fund, Putnam Utilities Growth and Income Fund and Putnam VT Utilities Growth and Income Fund.

PIL serves as sub-adviser for those funds under a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of a fund’s assets invested in equity securities and 0.40% of the portion of a fund’s assets invested in fixed-income securities, if any, that PIL manages from time to time except that, in the case of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam Management (and not the fund) pays PIL a quarterly sub-management fee for its services at the annual rate of 0.40% of the funds’ average weekly assets, if any, that PIL manages from time to time.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for the portion of each fund that Putnam Management allocates to PIL from time to time and makes investment decisions on behalf of these portions of the fund, subject to Putnam Management’s supervision. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including order placement with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL is not subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PIL’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PAC has been retained as a sub-adviser for a portion of the assets of Putnam International Equity Fund as determined from time to time by Putnam Management or, with respect to portions of that fund’s assets for which PIL acts as sub-adviser as described above, by PIL.

PAC serves as sub-adviser under a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management or, with respect to portions of Putnam International Equity Fund’s assets for which PIL acts as sub-adviser, PIL (and not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average aggregate net asset value of the portion of the fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of Putnam International Equity Fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, determines whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management and PIL, as applicable. PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC is not subject to any liability to Putnam Management, PIL, Putnam International Equity Fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PAC’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The sub-advisory contract may be terminated without penalty by vote of the Trustees or the shareholders of Putnam International Equity Fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

A “change of control” that constitutes an assignment terminating automatically the funds’ management contracts will also terminate automatically the sub-management contract with PIL and the sub-advisory contract with PIL and PAC. So that your fund will not lose the benefit of PIL’s or PAC’s services, Putnam Management intends to enter into a new sub-management contract with PIL and a new sub-advisory contract with PIL and PAC, each identical to the current contract except for the effective date. See Appendix F for copies of the current contracts.

What did the Trustees consider in evaluating the proposal?

The Trustees met in person on October 12 and 13, 2006 to discuss the implications of a possible sale of Putnam Investments in light of a decision made by its parent company, Marsh & McLennan, to explore the possibility of a sale. At this meeting, the Trustees considered information relating to the operations, competitive position in the mutual fund industry and recent history of a number of firms that had indicated to Marsh & McLennan a preliminary interest in acquiring Putnam Investments. During the course of this meeting, the Trustees received presentations on these matters from two consultants with recognized expertise in the mutual fund industry. In addition, the Trustees reviewed information about recent significant acquisitions in the mutual fund industry and considered the possible effects of a sale transaction on Putnam Management and the rest of the Putnam organization. The Trustees received a report from the chief executive officer of Marsh & McLennan and considered analyst reports relating to Marsh & McLennan and its ownership of Putnam Investments. The Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating a possible sale transaction.

The Trustees actively monitored the sale process throughout the period leading up to the public announcement of a final sale agreement on February 1, 2007. The Trustees discussed developments at telephone meetings on October 18, October 25, November 1, November 29, December 20, January 12 and January 18, and at their regular in-person meetings on November 9-10, December 14-15 and January 11-12. The Trustees who are not affiliated with Putnam Investments met separately to discuss these matters during most of these meetings. Mr. Haldeman, the only Trustee affiliated with Putnam Investments, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Trustees regarding a possible sale.

Over the course of these meetings, the Trustees discussed and developed general principles to guide their evaluation of a possible sale transaction. Following the emergence of a number of interested bidders by early November 2006, the Trustees conducted due diligence on these bidders with the assistance of their independent legal counsel. The Trustees communicated their perspectives on these bidders to Marsh & McLennan and also submitted specific requests for information to be provided by bidders. After learning in December 2006 that Marsh & McLennan was negotiating exclusively with Power Financial and Lifeco, the Trustees focused their diligence efforts on Power Financial and Lifeco.

On January 2, 2007, a committee of the Trustees, together with their independent legal counsel, met with representatives of Power Financial and Lifeco to discuss the proposal to acquire Putnam Investments and responses to the Trustees’ diligence requests. The Trustees were advised in this meeting that Power Financial and Lifeco intended to maintain Putnam Investments as a separate, stand-alone organization under the Putnam brand and to retain Putnam Investments’ current management team. Power Financial and Lifeco expressed their intention to maintain the quality of services that the Putnam organization currently provides to the funds and the funds’ current cost structure. At the same time, they indicated their intention, consistent with this commitment, to pursue opportunities for improving the profitability of the Putnam organization. Power Financial and Lifeco indicated interest in pursuing the possibility of making the Putnam funds and other Putnam Investments products available through certain of their distribution channels, but indicated that no significant operational changes were envisioned. Power Financial and Lifeco also raised the possibility of using Putnam Investments’ distribution network to distribute certain of the products of one or more Power Financial or Lifeco companies. The Trustees noted that these proposals may benefit Lifeco and may also enable Putnam Investments to allocate the costs of its distribution network across a greater number of products. At this meeting, the Trustees reviewed with Power Financial and Lifeco the role and operation of the Board of Trustees, emphasizing its historical independence and activism in such areas as fees and expenses, regulatory issues, quality of service provided by Putnam to the funds, soft dollars and proxy voting. On January 10, 2007, Ms. Baxter, Vice Chairman of the Trustees and the Chairman of the Contract Committee, also met with a representative of Power Financial and Lifeco for further discussion of these matters. At a telephonic meeting on January 18, 2007, the Trustees received a presentation on the terms of the proposed sale and unanimously expressed their support for the proposed sale, subject to their review of final agreements.

Mr. Hill, Chairman of the Board of Trustees, met with the Chairman and Co-Chief Executive Officer and the President and Co-Chief Executive Officer of Power Corporation of Canada and the Chairman of the Board and the President and Chief Executive Officer of Power Financial on January 28, 2007 to further discuss the role of the Board of Trustees in overseeing the funds and Power Financial’s and Lifeco’s commitment to the Putnam brand, to Putnam Investments’ management team, and to support Putnam Investments' management team and the team's strategy following the transaction with the aim of minimizing disruption and change for the Putnam shareholders. Following the public announcement of the transaction on February 1, 2007, the Trustees received a report from Putnam Investments on the final terms of the transaction at a telephonic meeting on February 5, 2007.

At an in-person meeting on February 8-9, 2007, the Trustees received further presentations regarding the final terms of the transaction and considered the approval of new management contracts for each fund proposed to become effective upon the closing of the sale. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts (and administrative services contracts, in the case of Putnam Municipal Opportunities Trust and Putnam Prime Money Market Fund). They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. (These differences are described elsewhere in this proxy statement.)

In considering the approval of the new management contracts, the Trustees also considered the following matters:

(i) their belief that the transaction will not adversely affect the Putnam funds, and by addressing uncertainty regarding the ownership of Putnam Investments, should enhance the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds;

(ii) the intention expressed by representatives of Power Financial and Lifeco to retain the existing Putnam Investments’ management team and other key professionals and that Putnam Investments would be operated as a separate business unit;

(iii) Power Financial’s and Lifeco’s commitment to support the continued effort of Putnam Management’s current management team to rebuild Putnam’s reputation and enhance the investment process;

(iv) that representatives of Power Financial, Lifeco and Putnam Management advised that they have no current plans to make changes with respect to existing management fees, expense limitations, distribution arrangements or quality of services provided to fund shareholders and committed to maintain the current program of fund expense limitations, at least through June 30, 2009, which ensures that all Putnam funds will have expense levels at or below competitive industry averages;

(v) the financial condition and reputation of Power Financial and Lifeco, their record of operating acquired companies with minimal disruption to their businesses, their high level of respect for the mutual fund governance process and the independence of the Trustees and their decisions and their commitment to maintain the high level of cooperation and support that the Putnam organization has historically provided;

(vi) the possible benefits that the funds may receive as a result of Putnam Management joining the Power Financial group of companies, which is expected to promote stability of the Putnam organization and eliminate the previous uncertainty with respect to the future ownership of Putnam Investments;

(vii) Power Financial’s and Lifeco’s commitment to maintaining competitive compensation arrangements to allow the Putnam organization to attract and retain highly qualified personnel;

(viii) that the current senior management team at Putnam Investments has indicated its strong support of the transaction; and

(ix) the commitments of Marsh & McLennan and Lifeco to bear all expenses incurred by the Putnam funds in connection with the transaction, including all costs associated with this proxy solicitation.

Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions in connection with their most recent annual approval of the continuance of the funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Appendix G contains a summary description of the matters considered by the Trustees in connection with that approval.

Based upon the foregoing considerations, on February 9, 2007, the Trustees, including all of the Trustees present who are not “interested persons” of the funds or Putnam Investments, approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Additional Information Regarding Potential Interests of Certain Trustees in the Transaction

Charles E. Haldeman, Jr., a Trustee of the funds, serves as the President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is also a stockholder of Putnam Investments Trust. On March 15, 2005, Putnam Investments Trust granted Mr. Haldeman 210,635 shares of class B common stock pursuant to the Putnam Investments Trust Equity Partnership Plan. With respect to this grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman’s employment with Putnam terminates. On September 29, 2005, Mr. Haldeman participated in the Putnam Option Exchange Program, in which holders of eligible options to purchase class B common stock were permitted to elect to exchange their options for restricted shares of class B common stock with a value equal to the value of the exchanged options. Mr. Haldeman was granted 14,226 restricted shares of class B common stock in exchange for an option to purchase 99,200 shares of class B common stock. On March 15, 2006, Putnam Investments Trust granted Mr. Haldeman 111,693 restricted shares of class B common stock for his performance in 2005. With respect to such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant. On March 15, 2006, Mr. Haldeman received an additional grant of 314,136 restricted shares of class B common stock and an option to purchase 510,638 shares as a special grant as a result of his employment contract with Marsh & McLennan. With respect to each such grant, Mr. Haldeman’s shares vest 10%, 20%, 30% and 40% over the next four years, subject to acceleration provisions based on investment performance. Mr. Haldeman also holds other restricted shares of class B common stock from grants in years prior to 2005, and it is expected that an additional grant of such restricted shares will be made in March 2007.  As a stockholder of Putnam Investments Trust, Mr. Haldeman will benefit directly from the sale of your fund’s investment adviser to Lifeco in an estimated amount of between $___ and $___ depending upon, among other things, the closing price for the transaction.

In addition to the interests described above, Mr. Haldeman currently owns certain stock and options to purchase stock of Marsh & McLennan, and may benefit indirectly from the sale of your fund's investment adviser to Lifeco to the extent of his interests in Marsh & McLennan.

George Putnam, III, is the President of your fund as well as a Trustee. Mr. Putnam is also a stockholder of Marsh & McLennan. As of December 31, 2006, he and his children own in the aggregate 12,110 shares of Marsh & McLennan. In addition, Mr. Putnam serves as a trustee of trusts holding in the aggregate 102,317 shares of Marsh & McLennan; Mr. Putnam is a likely beneficiary of these trusts. Mr. Putnam is also a director of a charitable organization that owns 12,000 shares of Marsh & McLennan in which Mr. Putnam has no economic interest. In addition, certain other members of Mr. Putnam’s family own in the aggregate 518,846 shares of Marsh & McLennan in which Mr. Putnam has no current economic interest. Mr. Putnam may benefit indirectly from the sale of your fund’s investment adviser to Lifeco to the extent of his interests in shares of Marsh & McLennan.

What is the voting requirement for approving the proposal?

Approval of your fund’s proposed new management contract requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The Trustees, including a majority of the Trustees who are not “interested persons” of Putnam Management or the funds, recommend that shareholders approve the proposed management contracts.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposal. In the case of all closed-end funds, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. In the case of each other fund, 30% of the shares entitled to vote constitutes a quorum. Shares of all classes of each fund vote together as a single class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRA’s) provide that if an IRA account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the number of shares voted in favor of the proposal (possibly increasing the likelihood that the proposal will be approved) and that Putnam Fiduciary Trust Company, which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposed new management contracts.

Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular Putnam fund to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting (for Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund and Putnam Municipal Opportunities Trust). For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the New York Stock Exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against the proposal and (iii) the holders of the common shares have approved the proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Information for all Putnam funds except funds that
are series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Common shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholders or (v) by attending the meeting and voting in person.

Information for funds that are series of
Putnam Variable Trust

Voting Process. With respect to funds that are series of Putnam Variable Trust only, as of the Record Date, certain insurance companies (each, an “Insurance Company”) were shareholders of record of each fund that is a series of Putnam Variable Trust. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies), and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person.

Information for all Putnam funds
other than the closed-end funds

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years for the purpose of electing your fund’s Trustees; the last such meeting was held in 2004. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for such a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists of Independent Trustees only, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust.

Information for all Putnam closed-end funds

Date for receipt of shareholders’ proposals for the next annual meeting. It is currently anticipated that your fund’s next annual meeting of shareholders will be held in the month/year as denoted below:

Putnam California Investment Grade Municipal Trust	September, 2007
Putnam High Income Securities Fund	January, 2008
Putnam High Yield Municipal Trust	September, 2007
Putnam Investment Grade Municipal Trust	September, 2007
Putnam Managed Municipal Income Trust	September, 2007
Putnam Master Intermediate Income Trust	January, 2008
Putnam Municipal Bond Fund	September, 2007
Putnam Municipal Opportunities Trust	September, 2007
Putnam New York Investment Grade Municipal Trust	September, 2007
Putnam Premier Income Trust	January, 2008
Putnam Tax-Free Health Care Fund	September, 2007

The Trustees of your fund reserve the right to set an earlier or later date for the next meeting. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before July 23, 2007 for Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust and _______ __, 2007 for the other closed-end funds identified above. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholders who wish to make a proposal at the next annual meeting—other than one that will be included in the fund’s proxy materials—should notify the fund no later than October 6, 2007 for Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust and _______ __, 2007 for the other closed-end funds identified above. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the next annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than October 13, 2007 and no later than November 12, 2007 for Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust and no earlier than  ______ __, 2007 and no later than _______ __, 2007 for the other closed-end funds identified above.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust.

Information for all Putnam funds

Expenses of Solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained ____________________ to aid in the solicitation of instructions for registered and nominee accounts. _______________’s fee, as well as the other expenses of the preparation of proxy statements and related materials, including printing and delivery costs and the proxy solicitation expenses, are borne by Marsh McLennan and Lifeco.

Adjournment. If sufficient votes in favor the proposal set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the special meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Any proposal for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund’s investment manager and administrator, is a subsidiary of Putnam, LLC (Putnam Investments). Putnam Investments is a wholly owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan, a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Following the transaction described in this Proxy Statement, Putnam Investments Trust will be a wholly owned subsidiary of Great-West as described above, and Power Corporation of Canada will be the ultimate parent company of Putnam Investment Management, LLC. Effective January 1, 2007, Putnam Management has delegated responsibility for providing certain administrative, pricing and bookkeeping services for the funds to State Street Bank and Trust Company.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan is 1166 Avenue of the Americas, New York, New York 10036. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, Massachusetts 02109. The addresses of the Putnam companies and Mr. Haldeman are not expected to change following the completion of the transaction.

Putnam Management provides investment advisory services to other funds that may have investment objectives and policies similar to those of your fund. The table in Appendix H identifies these other funds and states their net assets and the management fees that they paid to Putnam Management during the fiscal years noted.

Putnam Investments Limited and The Putnam Advisory Company, LLC. Putnam Investments Limited, which has been retained by Putnam Investment Management, LLC as investment sub-adviser with respect to a portion of the assets of certain funds, is a subsidiary of The Putnam Advisory Company, LLC, which is owned by Putnam Advisory Company LP, a subsidiary of Putnam Investments. Putnam Advisory Company LP’s general partner is Putnam Advisory Company GP, Inc. Putnam Advisory Company GP, Inc. is a wholly owned subsidiary of Putnam Investments, which is also the sole limited partner of Putnam Advisory Company LP. The Putnam Advisory Company, LLC has also been retained to serve as a sub-adviser for a portion of the assets of Putnam International Equity Fund.

The address of Putnam Investments Limited is Cassini House, 57-59 St. James’s Street, London, England, SW1A 1LD. The address of each of The Putnam Advisory Company, LLC, Putnam Advisory Company LP, and Putnam Advisory Company GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Putnam Fiduciary Trust Company. Putnam Fiduciary Trust Company, the fund’s investor servicing agent and custodian, is a subsidiary of Putnam Investments. Its address is One Post Office Square, Boston, Massachusetts 02109. The funds have retained State Street Bank and Trust Company as custodian, and it is expected that Putnam Fiduciary Trust Company’s service as custodian will terminate during the first half of 2007 when all of the funds’ assets in its custody or the custody of its sub-custodian have been transferred into State Street Bank and Trust Company’s safekeeping.

Putnam Retail Management. Putnam Retail Management Limited Partnership, the fund’s principal underwriter (“PRM”), is a subsidiary of Putnam Investments. Putnam Retail Management GP, Inc. is the general partner of PRM, and also owns a minority stake in PRM. Putnam Retail Management GP, Inc. is a wholly owned subsidiary of Putnam Investments. The address of PRM and Putnam Retail Management GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Payments to Putnam Management or its affiliates. Appendix I shows amounts paid to Putnam Management or its affiliates during each fund’s most recent fiscal year for the services noted. The funds made no other material payments to Putnam Management or its affiliates during the periods shown.

Limitation of Trustee liability. Your fund’s Agreement and Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund’s President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan, the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam, as well as the other officers of your fund, except those who serve on the staff of the Office of the Trustees, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by your fund. In addition, Mr. Haldeman and certain of your fund’s executive officers (other than Mr. Putnam and those officers who are members of the Trustees’ independent administrative staff) own class B shares of Putnam Investments Trust or options to purchase class B shares and, accordingly, will benefit, pro rata with other holders of class B shares and options, from the payments to be made with respect to class B shares and options in connection with the transaction, as described above under “The Stock Purchase Agreement.” In addition to Mr. Putnam, the other officers of your fund are as follows:

	Year first
Name (year of birth)	elected to	Business experience
Office with the fund	office	during past five years

Charles E. Porter (Born 1938)*	1989	Executive Vice President,
Executive Vice President, Associate		Associate Treasurer, Principal
Treasurer, Principal Executive Officer and		Executive Officer and
Compliance Liaison		Compliance Liaison, The
		Putnam Funds

Jonathan S. Horwitz (Born 1955)*	2004	Senior Vice President and
Senior Vice President and Treasurer		Treasurer, The Putnam
		Funds. Prior to 2004, Mr.
		Horwitz was a Managing
		Director at Putnam
		Investments

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director,
Vice President and Principal Financial		Putnam Investments. Prior to
Officer		2001, Mr. Krichmar was a
		Partner at
		PricewaterhouseCoopers,
		LLP

Janet C. Smith (Born 1965)	2006	Managing Director, Putnam
Vice President, Assistant Treasurer and		Investments
Principal Accounting Officer

Beth Mazor (Born 1958)	2002	Managing Director, Putnam
Vice President		Investments

Mark C. Trenchard (Born 1962)	2002	Managing Director, Putnam
Vice President and BSA Compliance officer		Investments

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director,
Vice President and Chief Legal Officer		Putnam Investments, Putnam
		Management and Putnam
		Retail Management. Prior to
		2004, Mr. McNamara was
		General Counsel of State
		Street Research &
		Management.

Charles A. Ruys de Perez (Born 1957)	2004	Managing Director, Putnam
Vice President and Chief Compliance		Investments
Officer

	Year first
Name (year of birth)	elected to	Business experience
Office with the fund	office	during past five years

James P. Pappas (Born 1953)	2004	Managing Director, Putnam
Vice President		Investments and Putnam
		Management. During 2002,
		Mr. Pappas was Chief
		Operating Officer of
		Atalanta/Sosnoff Management
		Corporation; prior to 2001, he
		was President and Chief
		Executive Officer of UAM
		Investment Services, Inc.

Richard S. Robie III (Born 1960)	2004	Senior Managing Director,
Vice President		Putnam Investments, Putnam
		Management and Putnam
		Retail Management. Prior to
		2003, Mr. Robie was Senior
		Vice President of United Asset
		Management Corporation

Judith Cohen (Born 1945)*	1993	Clerk and Assistant
Vice President, Assistant Treasurer and		Treasurer, The Putnam
Clerk		Funds

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior
Vice President, Senior Associate Treasurer		Associate Treasurer and
and Assistant Clerk		Assistant Clerk, The Putnam
		Funds

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant
Vice President, Assistant Clerk, Assistant		Clerk, Assistant Treasurer
Treasurer and Proxy Manager		and Proxy Manager, The
		Putnam Funds

*Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

5% Beneficial Ownership. As of February 9, 2007, to the knowledge of each fund, no person other than those listed on Appendix J owned beneficially or of record 5% or more of any class of shares of the fund.

Security Ownership. As of February 9, 2007, the officers and Trustees of each fund as a group owned less than 1% of the outstanding shares of each class of each fund except as listed on Appendix K.

APPENDIX A – Number of Shares Outstanding as of the Record Date

	Putnam American	Putnam Asset	Putnam Asset	Putnam Asset	Putnam Capital
	Government Income	Allocation:	Allocation:	Allocation: Growth	Appreciation Fund
	Fund	Balanced Portfolio	Conservative	Portfolio
Portfolio

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam Capital	Putnam Classic	Putnam Convertible	Putnam Discovery	Putnam Diversified
	Opportunities Fund	Equity Fund	Income-Growth	Growth Fund	Income Trust
Trust

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam Equity	Putnam Europe	Putnam Floating	The Putnam Fund for	The George Putnam
	Income Fund	Equity Fund	Rate Income Fund	Growth and Income	Fund of Boston

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam Global	Putnam Global	Putnam Global	Putnam Growth	Putnam Health
	Equity Fund	Income Trust	Natural Resources	Opportunities Fund	Sciences Trust
Fund

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam High Yield	Putnam High Yield	Putnam Income Fund	Putnam Income	Putnam International
	Trust	Advantage Fund		Strategies Fund	Capital
Opportunities Fund

Class A

Class B

Class C		--

Class M

Class R		--

Class Y

	Putnam International	Putnam International	Putnam International	Putnam Investors	Putnam Limited
	Equity Fund	Growth and Income	New Opportunities	Fund	Duration
		Fund	Fund		Government Income
Fund

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam Mid Cap	Putnam Money	Putnam New	Putnam New Value	Putnam OTC &
	Value Fund	Market Fund	Opportunities Fund	Fund	Emerging Growth
Fund

Class A

Class B

Class C

Class M

Class R

Class Y		--

Class T	--		--	--	--

	Putnam Research	Putnam	Putnam	Putnam	Putnam
	Fund	RetirementReady	RetirementReady	RetirementReady	RetirementReady
		2010 Fund	2015 Fund	2020 Fund	2025 Fund

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam	Putnam	Putnam	Putnam	Putnam
	RetirementReady	RetirementReady	RetirementReady	RetirementReady	RetirementReady
	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund

Class A

Class B

Class C

Class M

Class R

Class Y

	Putnam	Putnam Small Cap	Putnam Small Cap	Putnam U.S.	Putnam Utilities
	RetirementReady	Growth Fund	Value Fund	Government Income	Growth and Income
	Maturity Fund			Trust	Fund

Class A

Class B

Class C

Class M

Class R			--

Class Y

	Putnam Vista Fund	Putnam Voyager	Putnam AMT-Free	Putnam Arizona Tax	Putnam California
		Fund	Insured Municipal	Exempt Income	Tax Exempt Income
			Fund	Fund	Fund

Class A

Class B

Class C

Class M

Class R			--	--	--

Class Y			--	--	--

	Putnam	Putnam Michigan	Putnam Minnesota	Putnam New Jersey	Putnam New York
	Massachusetts Tax	Tax Exempt Income	Tax Exempt Income	Tax Exempt Income	Tax Exempt Income
	Exempt Income	Fund	Fund	Fund	Fund
Fund

Class A

Class B

Class C

Class M

	Putnam Ohio Tax	Putnam	Putnam Tax Exempt	Putnam Tax-Free	Putnam Tax Smart
	Exempt Income	Pennsylvania Tax	Income Fund	High Yield Fund	Equity Fund
	Fund	Exempt Income
Fund

Class A

Class B

Class C

Class M

		Putnam Prime			Putnam Tax Exempt
		Money Market Fund			Money Market Fund

	Class A			Class A

Class I

Class P

Class R

Class S

		Putnam High Income	Putnam Master	Putnam Premier	Putnam Tax-Free
		Securities Fund	Intermediate Income	Income Trust	Health Care Fund
Trust

Common

		Putnam California	Putnam High Yield	Putnam Investment	Putnam Managed
		Investment Grade	Municipal Trust	Grade Municipal	Municipal Income
		Municipal Trust		Trust	Trust

Common

Preferred

			Putnam Municipal	Putnam Municipal	Putnam New York
		Bond Fund		Opportunities Trust	Investment Grade
Municipal Trust

Common

Preferred

		Putnam VT	Putnam VT Capital	Putnam VT Capital	Putnam VT	Putnam VT
		American	Appreciation Fund	Opportunities Fund	Discovery Growth	Diversified Income
		Government Income			Fund	Fund
Fund

Class IA

Class IB

		Putnam VT Equity	Putnam VT The	Putnam VT Global	Putnam VT Global	Putnam VT Growth
		Income Fund	George Putnam Fund	Asset Allocation	Equity Fund	and Income Fund
		of Boston		Fund

Class IA

Class IB

	Putnam VT Growth	Putnam VT Health	Putnam VT High	Putnam VT Income	Putnam VT
	Opportunities Fund	Sciences Fund	Yield Fund	Fund	International Equity
Fund

Class IA

Class IB

	Putnam VT	Putnam VT	Putnam VT Investors	Putnam VT Mid Cap	Putnam VT Money
	International Growth	International New	Fund	Value Fund	Market Fund
	and Income Fund	Opportunities Fund

Class IA

Class IB

	Putnam VT New	Putnam VT New	Putnam VT OTC &	Putnam VT Research	Putnam VT Small
	Opportunities Fund	Value Fund	Emerging Growth	Fund	Cap Value Fund
Fund

Class IA

Class IB

		Putnam VT Utilities	Putnam VT Vista	Putnam VT Voyager
		Growth and Income	Fund	Fund
Fund

Class IA

Class IB

APPENDIX B – Form of New Management Contract

FORM OF NEW
MANAGEMENT CONTRACT

This Management Contract is dated as of ____________ , 2007 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Daily Net Assets, computed and paid [monthly/quarterly]1 at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

[This paragraph included for all funds except closed-end funds] “Average Daily Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each [month/quarter] while this Contract is in effect. The fee is payable for each [month/quarter] within [15/30]2 days after the close of the [month/quarter].

[This paragraph included for all closed-end funds] “Average Daily Net Assets” means the average of all of the determinations of the difference between the total assets of the Fund and the total liabilities of the Fund (excluding any investment leverage, as defined below), determined at the close of business on each business day during each quarter while this Contract is in effect. The fee is payable for each quarter within 30 days after the close of the quarter. The term “investment leverage” as used in this Section 3 means indebtedness incurred, or the liquidation preference of any preferred shares issued, for purposes of acquiring assets to be invested in accordance with the Fund’s investment

1 Fees are computed and paid monthly for Putnam AMT-Free Insured Municipal Fund, Putnam Floating Rate Income Fund, Putnam Global Equity Fund, Putnam Income Strategies Fund, Putnam OTC & Emerging Growth Fund, Putnam Prime Money Market Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam RetirementReady 2010 Fund, Putnam RetirementReady Maturity Fund, Putnam Tax-Free High Yield Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund, and Putnam VT Mid Cap Value Fund. For all other Putnam funds, fees are computed and paid quarterly.

2 Fees are payable within 15 days after the close of the month for Putnam AMT-Free Insured Municipal Fund, Putnam Income Strategies Fund, Putnam Prime Money Market Fund, and Putnam Tax-Free High Yield Fund. Fees are payable within 30 days after the close of the month or quarter, as applicable, for all other Putnam funds.

objective and is deemed to include liabilities relating to specific portfolio instruments or portfolio transactions used to leverage the Fund’s portfolio for investment purposes.

[This paragraph included for all closed-end funds] In the event that, during any fiscal quarter, the expenses of the Fund incurred for purposes of maintaining investment leverage (including any interest on indebtedness, dividends on preferred shares and other fees and expenses related to maintaining investment leverage) exceed the portion of the Fund’s net income accrued during such fiscal quarter as a result of the fact that such investment leverage was outstanding during such fiscal quarter, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such fiscal quarter shall not exceed the amount determined by multiplying (i) the portion of the Average Daily Net Assets representing investment leverage by (ii) the percentage of the Average Daily Net Assets of the Fund which the fee payable to the Manager during such fiscal quarter pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of any such reduction will reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such fiscal quarter, and of any subsequent quarterly payments, as may be necessary. The expenses incurred for purposes of maintaining investment leverage, the portion of the Fund’s net income accrued as a result of the fact that investment leverage was outstanding during a fiscal quarter, and the liabilities relating to specific portfolio instruments or portfolio transactions used to leverage the Fund’s portfolio for investment purposes will be determined in accordance with such methods as the Trustees may reasonably determine from time to time.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a [month/quarter], the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:
___________________________

PUTNAM INVESTMENT MANAGEMENT, LLC

By:
___________________________

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE. See Appendix E to this proxy statement for each fund’s detailed fee information]

APPENDIX C – Comparison of Terms of Management Contracts

As noted above, the Trustees have taken the opportunity presented by the need to approve new management contracts to standardize, clarify and modernize various provisions of your fund’s management contract. This Appendix C describes certain differences between the proposed new management contract and the current management contracts. Except as noted, the proposed management contract for a fund does not differ in any substantive respects from a fund’s current management contract. Minor clarifications of language, corrections of obvious typographical errors and elimination of outdated provisions with no current or future application that do not change a reasonable substantive interpretation of a contract are not separately described. The complete text of the form of the proposed new management contract is included in Appendix B and you should refer to that Appendix for the complete terms of the contract. For each fund’s particular fee schedule, please refer to Appendix E. Note that defined terms reflected here are defined in the proposed management contract at Appendix B (i.e., Manager).

Names

The current management contracts for some funds have not been updated to reflect the current name and jurisdiction of organization of the funds’ investment adviser, Putnam Investment Management, LLC, a Delaware limited liability company. In addition, for a number of funds, the current management contracts have not been updated to reflect new fund names (as a result of the creation of a new fund) or the termination of a prior fund (e.g., in the case of a fund merger). The proposed management contracts reflect the current name and jurisdiction of organization of the funds’ investment adviser, Putnam Investment Management, LLC, as well as the current names of the funds.

Services

Putnam Municipal Opportunities Trust
Putnam Prime Money Market Fund

These funds are currently party to separate investment management and administrative services contracts with the Manager. Each fund’s current investment management contract, in comparison with its proposed new management contract, does not include provisions relating to administrative services. If the proposed new management contracts for these funds are approved, these funds’ administrative services contracts will be terminated and the funds will receive administrative (and investment management) services under the proposed new management contract.

Sub-Advisers and Sub-Administrators

All Putnam Funds

None of the funds’ current management contracts specifically address the Manager’s ability to delegate responsibilities to sub-advisers or sub-administrators. A provision is included in the proposed new management contracts for all of the funds that explicitly recognizes the Manager’s ability to delegate responsibilities, in accordance with current interpretations and guidance of the SEC’s staff. In addition, the proposed new management contract provides that a delegation of the Manager’s responsibilities permitted under the contract is not deemed to constitute an “assignment” that would automatically cause the contract to terminate. The funds do not anticipate any change in the Manager’s delegation of responsibilities as a result of these changes.

Fees

Putnam Municipal Opportunities Trust
Putnam Prime Money Market Fund

The current management contracts and the proposed new management contracts for these funds provide that the fund will pay the Manager compensation for the Manager’s investment management services rendered, for the facilities furnished to the fund, and for the expenses borne by the Manager in connection with providing such services and facilities, including placing orders with brokers or dealers for the purchase and sale of portfolio investments for the fund. As mentioned above, the proposed new management contracts for these funds also address the provision of administrative services. Thus, the proposed new management contracts for these funds include the fees for both investment and administrative services. There is no change in the aggregate fees that each of these funds will pay to the Manager for investment management and administrative services. Please refer to Appendix E for information about the applicable fee rates.

Putnam Convertible Income-Growth Trust	Putnam Income Fund
Putnam Equity Income Fund	Putnam Investors Fund
The Putnam Fund for Growth and Income	Putnam Vista Fund
The George Putnam Fund of Boston	Putnam Voyager Fund
Putnam Global Natural Resources Fund

The current management contracts for these funds do not address a reduction of management fees through an expense limitation voluntarily agreed to in writing by the Manager in the event that the expenses of the fund exceed any expense limitation which the Manager may have declared to be effective. The proposed new management contracts include a provision addressing the possibility that management fees may be reduced where expenses of the fund exceed any voluntary expense limitations assumed by the Manager.

Putnam closed-end funds:
California Investment Grade Municipal Trust
Putnam High Income Securities Fund
Putnam High Yield Municipal Trust
Putnam Investment Grade Municipal Trust
Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Bond Fund
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust
Putnam Premier Income Trust
Putnam Tax-Free Health Care Fund

The proposed new management contracts make several minor changes to the manner in which management fees are calculated for these closed-end funds.

The current management contracts for these funds provide that average net asset value, the basis on which management fees are calculated and paid, is determined by averaging the net asset value of the funds determined at the end of each week during the calculation period. This was common industry practice when these funds were organized, since at the time closed-end funds typically reported their net asset values only as of the last day of the week. The proposed new management contracts provide that average net asset value is determined by averaging the net asset value of the funds on each business day during the calculation period, which is considered a more precise calculation and is consistent with the method for calculating the net asset value for the other Putnam funds. This change is not expected to result in any meaningful change in the management fees paid by the funds.

The current management contracts for these funds all contemplate that the funds may engage in investment leverage and that any incremental assets attributable to any such investment leverage will be included in the calculation of the management fee paid by the funds. In the case of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, which invest primarily in taxable securities, the current contracts refer to investment leverage incurred through issuance of indebtedness and certain portfolio transactions that have similar effects, such as reverse repurchase agreements and dollar roll transactions. In the case of the remaining closed-end funds (except for Putnam Tax-Free Health Care Fund), which invest primarily in tax-exempt securities, the current contracts refer to investment leverage incurred through the issuance of preferred shares, which was the leverage technique anticipated when these funds were originally organized. The proposed new management contracts for all of these funds include a standardized provision that includes the full range of leverage techniques described above. This change is intended to provide greater investment flexibility by allowing for the use of the most efficient means of investment leverage available and is not expected to result in any meaningful change in the management fees paid by the funds. (In the case of Putnam Tax-Free Health Care Fund, the current contract already refers to indebtedness, portfolio transactions with similar effects and the issuance of preferred shares.)

The current management contracts for these funds also contain a provision that reduces the management fee payable on assets attributable to investment leverage in the event that the cost of maintaining the leverage exceeds the incremental investment income produced by the leverage. The purpose of this provision is to align the interests of the investment manager with the interests of fund shareholders. The current contracts provide that this potential fee reduction is to be calculated in connection with each adjustment of the interest or dividend rate paid for the investment leverage, which could occur as often as monthly or even weekly. The proposed new contracts for these funds contain a standardized provision that requires the calculation of this potential fee reduction to be made only on a quarterly basis, which the Trustees view as a more representative measuring period for evaluating whether fund shareholders are benefiting from investment leverage. It is possible under some circumstances that the fee reductions calculated on a quarterly basis might be lower than the fee reductions resulting from a more frequent calculation. The provision in the current contracts also includes consideration of short-term capital gains in the calculation of the net benefit produced by investment leverage. The new contracts eliminate short-term capital gains from the calculation, which could result in a larger fee reduction under some circumstances. These changes, taken in the aggregate, are not expected to result in any meaningful change in the management fees paid by the funds.

Term and Termination

All Putnam funds

The current management contracts provide that either party may terminate the contract as to a fund by not more than 60 days’ nor less than 30 days’ written notice. Each proposed new management contract provides that either party to it may terminate the contract as to a fund at any time by not less than 60 days’ written notice, which, from the funds’ perspective, provides a more reasonable period of time during which to seek a new investment adviser if the Manager terminates the contract.

All Putnam funds

Each proposed new management contract provides that it is effective upon execution and will remain in full force and effect as to a fund continuously thereafter, unless terminated automatically in the event of assignment or by either party to the contract by written notice (as described above), through June 30, 2008, and that after June 30, 2008 it will continue from year to year so long as its continuance is approved at least annually in a specified manner. The current management contracts’ provisions addressing effective period and termination do not contain any reference to June 30, 2008 but are otherwise substantively the same as the provisions in the proposed new management contract.

APPENDIX D – Management Contracts: Dates and Approvals

The following table contains information regarding the date of each fund’s current management contract, the date on which it was last approved by shareholders and the purpose for that submission, as well as, where applicable, action taken (other than renewal) with respect to the current management contracts by the Board of Trustees since the beginning of each fund’s last fiscal year. For each fund listed below, the date on which the continuance of its management contract was last approved by the Board of Trustees was June 9, 2006, except that the management contract of Putnam Investment Funds, the Trust of which Putnam Capital Opportunities Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International New Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Value Fund, Putnam Research Fund, and Putnam Small Cap Value Fund are series, was amended by the Board of Trustees on February 9, 2007 to eliminate references to funds no longer in existence or which have separate management contracts with Putnam Management.

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam American Government Income Fund	03/05/98	March 5, 1998	Fee increase

Putnam AMT-Free Insured Municipal Fund	07/26/85, revised 07/01/99,	July 7, 1991	Fee increase
03/21/05

Putnam Arizona Tax Exempt Income Fund	07/16/99	March 5, 1992	Fee structure
change

Putnam Asset Allocation: Balanced Portfolio	01/20/97	November 4, 1993	Organization of
the fund

Putnam Asset Allocation: Conservative Portfolio	01/20/97	November 4, 1993	Organization of
the fund

Putnam Asset Allocation: Growth Portfolio	01/20/97	November 4, 1993	Organization of
the fund

Putnam California Investment Grade Municipal Trust*	01/01/06	November 12, 1992	Organization of
the fund

Putnam California Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam Capital Appreciation Fund	09/20/96	May, 1993	Organization of
the fund

Putnam Capital Opportunities Fund	12/02/94, revised 07/14/95,	June 1, 1998	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam Classic Equity Fund	10/07/94	June 6, 1991	Fee increase

Putnam Convertible Income-Growth Trust	02/20/97	July 1, 1994	Fee increase

Putnam Discovery Growth Fund	09/29/95	September 8, 1995	Fee increase

Putnam Diversified Income Trust	01/20/97	August, 1988	Organization of
the fund

Putnam Equity Income Fund	07/11/96	July 11, 1996	Fee increase

Putnam Europe Equity Fund	10/21/96	December 5, 1991	Organization of
the fund

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam Floating Rate Income Fund	06/07/96, revised	June, 2004	Organization of
	10/03/96, 12/06/96,		the fund
11/06/97, 12/08/97,
01/08/98, 03/05/98,
05/08/00, 06/05/00,
07/24/00, 11/06/00,
12/11/00, 01/31/03,
06/15/04, 06/25/04

The Putnam Fund for Growth and Income	07/01/00	July 11, 1991	Fee structure
change

The George Putnam Fund of Boston	07/11/96	July 11, 1996	Fee increase

Putnam Global Equity Fund	12/07/00	December 7, 2000	Fee increase

Putnam Global Income Trust	07/01/99	July 11, 1991	Fee structure
change

Putnam Global Natural Resources Fund	12/20/96	July 9, 1992	Fee decrease

Putnam Growth Opportunities Fund	12/02/94, revised 07/14/95,	October 2, 1995	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam Health Sciences Trust	10/20/96	March 5, 1992	Fee increase

Putnam High Income Securities Fund*	01/01/06	July 14, 2005	Permit compensation
for the management
of leveraged assets

Putnam High Yield Advantage Fund	03/20/97	May 5, 1994	Fee increase

Putnam High Yield Municipal Trust*	01/01/06	June 6, 1991	Continuation of
contract without any
changes approved at
first shareholder
meeting

Putnam High Yield Trust	12/20/96	July 8, 1993	Fee increase

Putnam Income Fund	04/06/95	April 6, 1995	Fee increase

Putnam Income Strategies Fund	06/07/96, revised	September, 2005	Organization of
	10/03/96, 12/06/96,		the fund
11/06/97, 12/08/97,
01/08/98, 03/05/98,
05/08/00, 06/05/00,
07/24/00, 11/06/00,
12/11/00, 06/15/04,
06/25/04

Putnam International Capital Opportunities Fund	12/02/94, revised 07/14/95,	December 28, 1995	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam International Equity Fund	10/21/96	October, 1990	Organization of
the fund

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam International Growth and Income Fund	06/07/96, revised	January, 1996	Organization of
	10/03/96, 12/06/96,		the fund
11/06/97, 12/08/97,
01/08/98, 03/05/98,
05/08/00, 06/05/00,
07/24/00, 11/06/00,
12/11/00, 06/15/04,
06/25/04

Putnam International New Opportunities Fund	12/02/94, revised 07/14/95,	January 3, 1995	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam Investment Grade Municipal Trust*	01/01/06	July 11, 1991	Continuation of
contract without any
changes approved at
first shareholder
meeting

Putnam Investors Fund	11/20/96	July 9, 1992	Fee increase

Putnam Limited Duration Government Income Fund	07/01/00	November, 1990	Organization of
the fund

Putnam Managed Municipal Income Trust*	01/01/06	September 9, 1993	Organization of
the fund

Putnam Massachusetts Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam Master Intermediate Income Trust*	01/01/06	July 14, 2005	Permit compensation
for the management
of leveraged assets

Putnam Michigan Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam Mid Cap Value Fund	12/02/94, revised 07/14/95,	November 1, 1999	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam Minnesota Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam Money Market Fund*	01/01/06	November 5, 1982	Fee decrease

Putnam Municipal Bond Fund*	01/01/06	November 12, 1992	Organization of
the fund

Putnam Municipal Opportunities Trust*	01/01/06	May 13, 1993	Organization of
the fund

Putnam New Jersey Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam New Opportunities Fund	07/01/00	December 5, 1991	Fee decrease

Putnam New Value Fund	12/02/94, revised 07/14/95,	January 3, 1995	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam New York Investment Grade Municipal Trust*	01/01/06	November 12, 1992	Organization of
the fund

Putnam New York Tax Exempt Income Fund	07/01/99	July 11, 2001	Fee increase

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam Ohio Tax Exempt Income Fund	07/01/99	July 11, 2001	Fee structure
change

Putnam OTC & Emerging Growth Fund	11/20/96	July 8, 1993	Fee structure
change

Putnam Pennsylvania Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee structure
change

Putnam Premier Income Trust*	01/01/06	July 14, 2005	Permit compensation
for the management
of leveraged assets

Putnam Prime Money Market Fund	02/13/03	February, 2003	Organization of
the fund

Putnam Research Fund**	01/01/07	December 14, 2006	Eliminating the
incentive fee
component of the
management fee

Putnam RetirementReady 2010 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2015 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2020 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2025 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2030 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2035 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2040 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2045 Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam RetirementReady 2050 Fund	06/11/04, revised 03/10/05	April 22, 2005	Organization of
the fund

Putnam RetirementReady Maturity Fund	06/11/04, revised 03/10/05	October 28, 2004	Organization of
the fund

Putnam Small Cap Growth Fund	06/07/96, revised	January, 1996	Organization of
	10/03/96, 12/06/96,		the fund
11/06/97, 12/08/97,
01/08/98, 03/05/98,
05/08/00, 06/05/00,
07/24/00, 11/06/00,
12/11/00, 06/15/04,
06/25/04

Putnam Small Cap Value Fund	12/02/94, revised 07/14/95,	April 13, 1999	Organization of
	12/01/95, 04/01/97,		the fund
03/06/98, 07/10/98,
03/12/99, 07/01/99,
09/10/99, 11/06/00,
01/11/01, 03/12/01

Putnam Tax Exempt Income Fund	07/01/99	July 11, 1991	Fee increase

Putnam Tax Exempt Money Market Fund	01/20/97	July 9, 1992	Fee decrease

Putnam Tax-Free Health Care Fund***	01/01/03, revised 01/01/06	December 27, 2005	Permit compensation
for the management
of leveraged assets

Putnam Tax-Free High Yield Fund	07/26/85, revised 07/01/99,	May 5, 1994	Fee increase
03/21/05

Putnam Tax Smart Equity Fund	04/13/99	April, 1999	Organization of
the fund

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam U.S. Government Income Trust	07/08/94	July 11, 1991	Fee decrease

Putnam Utilities Growth and Income Fund	02/20/97	March 5, 1992	Fee structure
change

Putnam Vista Fund	11/20/96	July 8, 1993	Fee increase

Putnam Voyager Fund	07/01/00	July 11, 1991	Fee increase

Putnam VT American Government Income Fund	10/02/87, revised 03/02/90,	February 1, 2000	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Capital Appreciation Fund	10/02/87, revised 03/02/90,	September 29, 2000	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Capital Opportunities Fund	10/02/87, revised 03/02/90,	May 1, 2003	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Discovery Growth Fund	10/02/87, revised 03/02/90,	September 29, 2000	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Diversified Income Fund	10/02/87, revised 03/02/90,	September 15, 1993	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam VT Equity Income Fund	10/02/87, revised 03/02/90,	May 1, 2003	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT The George Putnam Fund of Boston	10/02/87, revised 03/02/90,	April 30, 1998	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Global Asset Allocation Fund	10/02/87, revised 03/02/90,	February 1, 1988	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Global Equity Fund	10/02/87, revised 03/02/90,	November 4, 1999	Fee increase
02/27/92, 07/09/93,
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Growth and Income Fund	10/02/87, revised 03/02/90,	February 1, 1988	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Growth Opportunities Fund	10/02/87, revised 03/02/90,	February 1, 2000	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam VT Health Sciences Fund	10/02/87, revised 03/02/90,	April 30, 1998	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT High Yield Fund	10/02/87, revised 03/02/90,	February 1, 1988	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Income Fund	10/02/87, revised 03/02/90,	July 13, 1995	Fee increase
02/27/92, 07/09/93,
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT International Equity Fund	10/02/87, revised 03/02/90,	January 2, 1997	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT International Growth and Income Fund	10/02/87, revised 03/02/90,	January 2, 1997	Organization of
	02/27/92, 07/09/93,		the fund.
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT International New Opportunities Fund	10/02/87, revised 03/02/90,	January 2, 1997	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam VT Investors Fund	10/02/87, revised 03/02/90,	April 30, 1998	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Mid Cap Value Fund	10/02/87, revised 03/02/90,	May 1, 2003	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Money Market Fund	10/02/87, revised 03/02/90,	February 1, 1988	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT New Opportunities Fund	10/02/87, revised 03/02/90,	May 2, 1994	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT New Value Fund	10/02/87, revised 03/02/90,	January 2, 1997	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT OTC & Emerging Growth Fund	10/02/87, revised 03/02/90,	April 30, 1998	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Purpose of Last
Submission of
		Date Current	Current
		Management	Management
		Contract Last	Contract to
	Date of Current	Submitted to	Shareholder
Fund	Management Contract	Shareholder Vote	Vote

Putnam VT Research Fund	10/02/87, revised 03/02/90,	September 30, 1998	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Small Cap Value Fund	10/02/87, revised 03/02/90,	April 30, 1999	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Utilities Growth and Income Fund	10/02/87, revised 03/02/90,	July 11, 1996	Fee increase
02/27/92, 07/09/93,
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Vista Fund	10/02/87, revised 03/02/90,	January 2, 1997	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

Putnam VT Voyager Fund	10/02/87, revised 03/02/90,	February 1, 1988	Organization of
	02/27/92, 07/09/93,		the fund
04/05/94, 06/02/94,
04/07/95, 07/13/95,
07/11/96, 12/20/96,
02/06/98, 07/10/98,
03/04/99, 07/01/99,
11/08/99, 06/05/00,
07/24/00, 03/17/03

* At a meeting held on January 13, 2006, the Board of Trustees formally approved revised management contracts for these funds reflecting management fee reductions.

** At a meeting held on October 13, 2006, the Board of Trustees formally approved a revised management contract for this fund, amending the management contract to remove the incentive fee component from the management fee.

*** At a meeting held on July 15, 2005, the Board of Trustees formally approved a revised management contract for this fund, reflecting a management fee reduction and changing the fee base under the contract to “average weekly assets,” which includes assets representing leverage for investment purposes.

APPENDIX E – Management Contracts: Fees

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam American	First $500 million	0.65%	4,373,306	0.55% of average
Government Income Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam AMT-Free	The lesser of 0.50%, or		1,790,563	0.50% of average
Insured Municipal Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam Arizona Tax	The lesser of 0.50%, or		396,902	0.41% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Asset Allocation:	First $500 million	0.70%	10,841,716	0.58% of average
Balanced Portfolio	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam Asset Allocation:	First $500 million	0.70%	5,759,923	0.63% of average
Conservative Portfolio	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam Asset Allocation:	First $500 million	0.70%	9,639,295	0.60% of average
Growth Portfolio	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

* Under the proposed new management contract, as described in the proxy statement, each fund's fee is calculated based on average daily net assets.

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam California	The lesser of 0.55%, or		531,472	0.77% of average
Investment Grade	First $500 million	0.65%		weekly net assets
Municipal Trust	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam California Tax	The lesser of 0.50%, or		10,368,635	0.48% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam Capital	First $500 million	0.65%	4,388,833	0.62% of average
Appreciation Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Capital	First $500 million	0.65%	6,363,713	0.59% of average
Opportunities Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Classic Equity	First $500 million	0.65%	4,836,159	0.61% of average
Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Convertible	First $500 million	0.65%	4,231,616	0.62% of average
Income-Growth Trust	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Discovery Growth	First $500 million	0.70%	5,497,942	0.60% of average
Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Diversified	First $500 million	0.70%	17,403,729	0.55% of average
Income Trust	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Equity Income	First $500 million	0.65%	18,067,258	0.50% of average
Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Europe Equity	First $500 million	0.80%	4,213,337	0.79% of average
Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam Floating Rate	First $500 million	0.65%	1,719,001	0.62% of average
Income Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess thereafter	0.32%

The Putnam Fund for	First $500 million	0.65%	67,376,969	0.44% of average
Growth and Income	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess over $55 billion	0.32%

The George Putnam Fund	First $500 million	0.65%	23,520,227	0.48% of average
of Boston	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Global Equity	First $500 million	0.80%	15,165,340	0.68% of average
Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Next $5 billion	0.53%
	Next $5 billion	0.52%
	Next $5 billion	0.51%
	Next $5 billion	0.50%
	Next $5 billion	0.49%
	Next $8.5 billion	0.48%
	Any excess over $55 billion	0.47%

Putnam Global Income	First $500 million	0.70%	528,321	0.39% of average
Trust	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Global Natural	First $500 million	0.70%	4,126,921	0.68% of average
Resources Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Growth	First $500 million	0.70%	2,913,736	0.36% of average
Opportunities Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Health Sciences	First $500 million	0.70%	14,802,805	0.57% of average
Trust	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess over $21.5 billion	0.43%

Putnam High Income	First $500 million	0.70%	1,372,004	0.71% of average
Securities Fund	Next $500 million	0.60%		weekly net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund Management Fee Rate			reimbursements, if any) ($)	were Paid*

Putnam High Yield	First $500 million	0.70%	5,676,755	0.66% of average
Advantage Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam High Yield	The lesser of 0.55%, or		1,448,462	0.83% of average
Municipal Trust	First $500 million	0.65%		weekly net assets
	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam High Yield Trust	First $500 million	0.70%	13,784,128	0.57% of average
	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Income Fund	First $500 million	0.65%	11,940,410	0.47% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Income Strategies	First $500 million	0.65%	0**	0.00%**
Fund	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess thereafter	0.32%

Putnam International	First $500 million	1.00%	13,345,775	0.92% of average
Capital Opportunities	Next $500 million	0.90%		net assets
Fund	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

**Due to expense limitations in effect during the fund’s most recent fiscal year, Putnam Income Strategies Fund did not pay a management fee to Putnam Management.

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam International	First $500 million	0.80%	39,425,440	0.63% of average
Equity Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess over $21.5 billion	0.53%

Putnam International	First $500 million	0.80%	5,732,946	0.72% of average
Growth and Income Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam International New	First $500 million	1.00%	6,580,631	0.87% of average
Opportunities Fund	Next $500 million	0.90%		net assets
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam Investment Grade	The lesser of 0.55%, or		2,059,634	0.91% of average
Municipal Trust	First $500 million	0.65%		weekly net assets
	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Investors Fund	First $500 million	0.65%	19,513,803	0.49% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Limited Duration	The lesser of 0.50%, or		2,392,584	0.48% of average
Government Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Managed	The lesser of 0.55%, or		3,167,820	0.84% of average
Municipal Income Trust	First $500 million	0.65%		weekly net assets
	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Massachusetts	The lesser of 0.50%, or		1,675,201	0.50% of average
Tax Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Master	First $500 million	0.75%	4,797,486	0.70% of average
Intermediate Income Trust	Next $500 million	0.65%		weekly net assets
	Next $500 million	0.60%
	Next $5 billion	0.55%
	Next $5 billion	0.525%
	Next $5 billion	0.505%
	Next $5 billion	0.49%
	Next $5 billion	0.48%
	Next $5 billion	0.47%
	Next $5 billion	0.46%
	Next $5 billion	0.45%
	Next $5 billion	0.44%
	Next $8.5 billion	0.43%
	Any excess thereafter	0.42%

Putnam Michigan Tax	The lesser of 0.50%, or		648,238	0.50% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Mid Cap Value	First $500 million	0.70%	5,871,795	0.66% of average
Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Minnesota Tax	The lesser of 0.50%, or		538,350	0.45% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Money Market	First $100 million	0.50%	10,390,443	0.30% of average
Fund	Next $100 million	0.40%		net assets
	Next $300 million	0.35%
	Next $500 million	0.325%
	Next $500 million	0.30%
	Next $2.5 billion	0.275%
	Next $2.5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Municipal Bond	The lesser of 0.55%, or		2,290,901	0.97% of average
Fund	First $500 million	0.65%		weekly net assets
	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam Municipal	The lesser of 0.35%, or		1,394,604	0.66% of average
Opportunities Trust***	First $500 million	0.45%		weekly net assets
	Next $500 million	0.35%		attributable to
	Next $500 million	0.30%		common shares
	Next $5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

Putnam New Jersey Tax	The lesser of 0.50%, or		1,101,027	0.50% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam New	First $500 million	0.70%	30,814,799	0.53% of average
Opportunities Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess above $55 billion	0.37%

Putnam New Value Fund	First $500 million	0.70%	11,478,217	0.59% of average
	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

*** The management fee rate for Putnam Municipal Opportunities Trust represents fees paid only for investment advisory services. As described in this proxy statement, the fund paid Putnam Management separately for administrative services. For the most recent fiscal year, the fund paid an administrative services fee of $662,851 to Putnam Management, based on an annual rate of 0.32% of the average weekly net assets attributable to common shares. Under the proposed new management contract, the Fund will pay a single fee of 0.98% of average net assets.

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam New York	The lesser of 0.55%, or		302,665	0.78% of average
Investment Grade	First $500 million	0.65%		weekly net assets
Municipal Trust	Next $500 million	0.55%		attributable to
	Next $500 million	0.50%		common shares
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam New York Tax	The lesser of 0.50%, or		5,972,705	0.50% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam Ohio Tax Exempt	The lesser of 0.50%, or		849,434	0.49% of average
Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

Putnam OTC & Emerging	First $500 million	0.70%	6,255,747	0.60% of average
Growth Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Pennsylvania Tax	The lesser of 0.50%, or		926,507	0.50% of average
Exempt Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess over $21.5 billion	0.33%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Premier Income	First $500 million	0.75%	8,927,294	0.66% of average
Trust	Next $500 million	0.65%		weekly net assets
	Next $500 million	0.60%
	Next $5 billion	0.55%
	Next $5 billion	0.525%
	Next $5 billion	0.505%
	Next $5 billion	0.49%
	Next $5 billion	0.48%
	Next $5 billion	0.47%
	Next $5 billion	0.46%
	Next $5 billion	0.45%
	Next $5 billion	0.44%
	Next $8.5 billion	0.43%
	Any excess thereafter	0.42%

Putnam Prime Money		0.20%	2,183,172	0.07% of average
Market Fund^				net assets

Putnam Research Fund†	First $500 million	0.65%	5,269,897	0.53% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam RetirementReady		0.05%	29,736	0.05% of average
2010 Fund				net assets

Putnam RetirementReady		0.05%	58,932	0.05% of average
2015 Fund				net assets

Putnam RetirementReady		0.05%	64,225	0.05% of average
2020 Fund				net assets

Putnam RetirementReady		0.05%	49,571	0.05% of average
2025 Fund				net assets

Putnam RetirementReady		0.05%	25,310	0.05% of average
2030 Fund				net assets

Putnam RetirementReady		0.05%	6,096	0.05% of average
2035 Fund				net assets

Putnam RetirementReady		0.05%	0††	0.05% of average
2040 Fund				net assets

^ The management fee rate for Putnam Prime Money Market Fund represents fees paid only for investment advisory services. As described in this proxy statement, the fund paid Putnam Management separately for administrative services. For the most recent fiscal year, the fund paid $1,549,992 in administrative services fees to Putnam Management, based on an annual rate of 0.05% of the average net assets of the fund. Under the proposed new management contract, the Fund will pay a single fee of 0.25% of average net assets.

† A revised management contract for this fund was recently approved by shareholders on December 14, 2006 to remove the incentive fee component from the management fee. Under the fund's previous management contract, the fund paid Putnam Management a quarterly fee consisting of an assets-based component and an incentive component. The base fee was subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor’s 500 (“S&P 500”) composite Stock Price Index. Performance was calculated for these purposes at the beginning of each calendar quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee was increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund’s average net assets for each 1.00% increment by which the fund outperformed or underperformed the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. The revised management contract provides for an eighteen-month transition period during which the fund's fee will be the lesser of (i) the base fee and (ii) the performance-adjusted fee that would have been calculated under the previous contract. The fund is currently in this transition period, which will end on June 30, 2008, after which the base management fee will apply without performance-based adjustments.

††  Due to expense limitations in effect during the most recent fiscal year, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2050 Fund and Putnam RetirementReady Maturity Fund did not pay management fees to Putnam Management.

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam RetirementReady		0.05%	0††	0.05% of average
2045 Fund				net assets

Putnam RetirementReady		0.05%	0††	0.05% of average
2050 Fund				net assets

Putnam RetirementReady		0.05%	0††	0.05% of average
Maturity Fund				net assets

Putnam Small Cap	First $500 million	1.00%	3,840,676	0.88% of average
Growth Fund	Next $500 million	0.90%		net assets
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam Small Cap Value	First $500 million	0.80%	6,409,797	0.76% of average
Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam Tax Exempt	The lesser of 0.50%, or		6,301,826	0.50% of average
Income Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

Putnam Tax Exempt	First $500 million	0.45%	390,524	0.33% of average
Money Market Fund	Next $500 million	0.35%		net assets
	Next $500 million	0.30%
	Next $5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

Putnam Tax-Free Health	The lesser of 0.55%, or		1,177,515	0.61% of average
Care Fund	First $500 million	0.65%		weekly net assets
	Next $500 million	0.55%
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Tax-Free High	The lesser of 0.50%, or		7,815,394	0.50% of average
Yield Fund	First $500 million	0.60%		net assets
	Next $500 million	0.50%
	Next $500 million	0.45%
	Next $5 billion	0.40%
	Next $5 billion	0.375%
	Next $5 billion	0.355%
	Next $5 billion	0.34%
	Any excess thereafter	0.33%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam Tax Smart Equity	First $500 million	0.70%	1,914,939	0.70% of average
Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam U.S. Government	First $500 million	0.57%	6,820,873	0.50% of average
Income Trust	Next $500 million	0.475%		net assets
	Next $500 million	0.4275%
	Any excess over $1.5 billion	0.38%

Putnam Utilities Growth	First $500 million	0.70%	3,727,421	0.68% of average
and Income Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam Vista Fund	First $500 million	0.65%	14,101,874	0.51% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess over $21.5 billion	0.38%

Putnam Voyager Fund	First $500 million	0.70%	51,035,233	0.51% of average
	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Above $55 billion	0.37%

Putnam VT American	First $500 million	0.65%	693,021	0.43% of average
Government Income Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Any excess thereafter	0.34%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam VT Capital	First $500 million	0.65%	225,344	0.44% of average
Appreciation Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Next $5 billion	0.38%
	Next $5 billion	0.37%
	Next $5 billion	0.36%
	Next $5 billion	0.35%
	Next $5 billion	0.34%
	Next $8.5 billion	0.33%
	Any excess thereafter	0.32%

Putnam VT Capital	First $500 million	0.65%	222,790	0.54% of average
Opportunities Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Discovery	First $500 million	0.70%	105,127	0.27% of average
Growth Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Next $5 billion	0.42%
	Next $5 billion	0.41%
	Next $5 billion	0.40%
	Next $5 billion	0.39%
	Next $8.5 billion	0.38%
	Any excess thereafter	0.37%

Putnam VT Diversified	First $500 million	0.70%	2,933,530	0.61% of average
Income Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Equity	First $500 million	0.65%	1,326,897	0.64% of average
Income Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT The George	First $500 million	0.65%	3,969,447	0.62% of average
Putnam Fund of Boston	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam VT Global Asset	First $500 million	0.70%	2,392,952	0.60% of average
Allocation Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Global Equity	First $500 million	0.80%	4,692,325	0.78% of average
Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT Growth and	First $500 million	0.65%	20,729,712	0.49% of average
Income Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Growth	First $500 million	0.70%	243,122	0.46% of average
Opportunities Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Next $5 billion	0.43%
	Any excess thereafter	0.42%

Putnam VT Health	First $500 million	0.70%	2,204,609	0.70% of average
Sciences Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT High Yield	First $500 million	0.70%	3,720,493	0.62% of average
Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Income Fund	First $500 million	0.65%	3,498,163	0.45% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam VT International	First $500 million	0.80%	8,271,996	0.74% of average
Equity Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT International	First $500 million	0.80%	2,838,706	0.70% of average
Growth and Income Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT International	First $500 million	1.00%	2,485,049	0.91% of average
New Opportunities Fund	Next $500 million	0.90%		net assets
	Next $500 million	0.85%
	Next $5 billion	0.80%
	Next $5 billion	0.775%
	Next $5 billion	0.755%
	Next $5 billion	0.74%
	Any excess thereafter	0.73%

Putnam VT Investors	First $500 million	0.65%	3,216,355	0.65% of average
Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Mid Cap	First $500 million	0.70%	634,565	0.69% of average
Value Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Money	First $500 million	0.45%	1,529,264	0.40% of average
Market Fund	Next $500 million	0.35%		net assets
	Next $500 million	0.30%
	Next $5 billion	0.25%
	Next $5 billion	0.225%
	Next $5 billion	0.205%
	Next $5 billion	0.19%
	Any excess thereafter	0.18%

Putnam VT New	First $500 million	0.70%	8,663,759	0.62% of average
Opportunities Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

			Amount of Management Fee
			Paid in the Most Recent
			Fiscal Year	Annual Rate at
			(after applicable waivers and	which Fees
Fund	Management Fee Rate		reimbursements, if any) ($)	were Paid*

Putnam VT New Value	First $500 million	0.70%	4,475,605	0.67% of average
Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT OTC &	First $500 million	0.70%	575,537	0.67% of average
Emerging Growth Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Research	First $500 million	0.65%	1,213,099	0.65% of average
Fund	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Small Cap	First $500 million	0.80%	6,827,461	0.75% of average
Value Fund	Next $500 million	0.70%		net assets
	Next $500 million	0.65%
	Next $5 billion	0.60%
	Next $5 billion	0.575%
	Next $5 billion	0.555%
	Next $5 billion	0.54%
	Any excess thereafter	0.53%

Putnam VT Utilities	First $500 million	0.70%	2,437,187	0.67% of average
Growth and Income Fund	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

Putnam VT Vista Fund	First $500 million	0.65%	3,006,605	0.65% of average
	Next $500 million	0.55%		net assets
	Next $500 million	0.50%
	Next $5 billion	0.45%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.39%
	Any excess thereafter	0.38%

Putnam VT Voyager Fund	First $500 million	0.70%	11,832,070	0.59% of average
	Next $500 million	0.60%		net assets
	Next $500 million	0.55%
	Next $5 billion	0.50%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.44%
	Any excess thereafter	0.43%

APPENDIX F – Current Sub-Management Contract and Sub-Advisory Contract

PUTNAM FUNDS

AMENDED AND RESTATED SUB-MANAGEMENT CONTRACT

Amended and Restated Sub-Management Contract dated as of December 30, 2006 between PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”) and PUTNAM INVESTMENTS LIMITED, a company organized under the laws of England and Wales (the “Sub-Manager”), amending and restating in its entirety that certain Sub-Management Contract dated as of January 1, 2006, as amended (the “Prior Agreement”), between the Manager and the Sub-Manager.

WHEREAS, the Manager is the investment manager of each of the investment companies registered under the United States Investment Company Act of 1940, as amended, that are identified on Schedule A hereto, as it may from time to time be amended by the Manager (the “Funds”), and a registered investment adviser under the United States Investment Advisers Act of 1940, as amended;

WHEREAS, the Sub-Manager is licensed as an investment manager by the Financial Services Authority of the United Kingdom (the “FSA”);

WHEREAS, the Manager and the Sub-Manager previously entered into, and now wish to amend and restate, the Prior Agreement; and

WHEREAS, the Manager continues to desire to engage the Sub-Manager from time to time to manage a portion of certain of the Funds:

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-MANAGER

(a) The Sub-Manager, at its expense, will furnish continuously an investment program for that portion of any Fund the management of which is allocated from time to time by the Manager to the Sub-Manager (an “Allocated Sleeve”). The Manager shall, in its sole discretion, determine which Funds will have an Allocated Sleeve and the amount of assets allocated from time to time to each such Allocated Sleeve; provided that, with respect to any Fund, the Trustees of such Fund must have approved the use of the Sub-Manager prior to the creation of an Allocated Sleeve for such Fund. The Sub-Manager will determine what investments shall be purchased, held, sold or exchanged by any Allocated Sleeve and what portion, if any, of the assets of the Allocated Sleeve shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments held in such Allocated Sleeve.

(b) The Manager may also, at its discretion, request the Sub-Manager to provide assistance with purchasing and selling securities for any Fund, including the placement of orders with broker-dealers selected in accordance with Section 1(d), even if the Manager has not established an Allocated Sleeve for such Fund.

(c) The Sub-Manager at its expense will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

(d) The Sub-Manager shall place all orders for the purchase and sale of portfolio investments for any Allocated Sleeve with brokers or dealers selected by the Sub-Manager. In the selection of such brokers or dealers and the placing of such orders, the Sub-Manager shall use its best efforts to obtain for the related Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Funds may determine, the Sub-Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager or the Sub-Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to other clients of the Manager or the Sub-Manager as to which the Manager or the Sub-Manager exercises investment discretion. The Sub-Manager agrees that in connection with purchases or sales of portfolio investments for any Fund, neither the Sub-Manager nor any officer, director, employee or agent of the Sub-Manager shall act as a principal or receive any commission other than as provided in Section 3.

(e) The Sub-Manager shall not be obligated to pay any expenses of or for the Manager or any Fund not expressly assumed by the Sub-Manager pursuant to this Section 1.

(f) In the performance of its duties, the Sub-Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of each applicable Fund and such Fund’s stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of such Fund and to comply with other policies which the Manager or the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Manager.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of a Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-

Manager, and in any person controlled by or under common control with the Sub-Manager, and that the Sub-Manager and any person controlled by or under common control with the Sub-Manager may have an interest in such Fund. It is also understood that the Sub-Manager and any person controlled by or under common control with the Sub-Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3. COMPENSATION.

Except as provided below, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.35% per annum of average aggregate net asset value of the assets in equity Allocated Sleeves and 0.40% per annum of average aggregate net asset value of the assets in fixed-income Allocated Sleeves. Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during a quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within 30 days after the close of such quarter. The Sub-Manager shall look only to the Manager for payment of its fees. No Fund shall have any responsibility for paying any fees due the Sub-Manager.

With respect to each of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.40% of Average Weekly Assets in Allocated Sleeves. “Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) attributable to an Allocated Sleeve and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes) attributable to such Allocated Sleeve, determined at the close of the last business day of each week, for each week which ends during the quarter. Such fee shall be payable for each quarter within 30 days after the close of such quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective. For purposes of calculating Average Weekly Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Weekly Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

In the event that the Manager’s management fee from any of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust or Putnam Premier Income Trust is reduced pursuant to the Amended and Restated Management Contract between such Fund and the Manager because during any Measurement Period (as defined below) the amount of interest payments and fees with respect to indebtedness or other obligation of the Fund incurred for investment leverage purposes, plus additional expenses attributable to any such leverage for investment purposes, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, the fee payable to the Sub-Manager with respect to such Fund shall be reduced in the same proportion as the fee paid to the Manager with respect to such Fund is so reduced. “Measurement Period” shall be any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes.

If the Sub-Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to any Allocated Sleeve unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the related Fund who are not interested persons of such Fund or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto or, with respect to any Allocated Sleeve, the related Fund may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) With respect to any Allocated Sleeve, if (i) the Trustees of the related Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of such Fund who are not interested persons of such Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(c) With respect to any Allocated Sleeve, automatically upon termination of the Manager’s investment management contract with the related Fund.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of such Fund, (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the United States Investment Company Act of 1940 and the Rules and Regulations thereunder (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the United States Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7. NON-LIABILITY OF SUB-MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Manager, or reckless disregard of its obligations and duties hereunder, the Sub-Manager shall not be subject to any liability to the Manager, any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. ADDITIONAL PROVISIONS

(a) The Sub-Manager represents that it is regulated by the FSA in the conduct of its investment business. The Sub-Manager has in operation a written procedure in accordance with FSA rules for the effective consideration and proper handling of complaints from customers. Any complaint by the Manager or any Fund should be sent to the Compliance Officer of the Sub-Manager. The Manager and any Fund is also entitled to make any complaints about the Sub-Manager to the Financial Ombudsman Service established by the FSA. The Manager and any Fund may also request a statement describing its rights to compensation in the event of the Sub-Manager’s inability to meet its liabilities.

(b) The Manager represents that it and each Fund are “Intermediate Customers” in the meaning of FSA rules.

(c) Although each Fund is not a party hereto and shall have no responsibility for the Manager’s or the Sub-Manager’s obligations hereunder, each Fund is named as explicit third party beneficiary of the parties’ agreements hereunder.

IN WITNESS WHEREOF, PUTNAM INVESTMENTS LIMITED and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed in duplicate on its behalf by an officer duly authorized, all as of the day and year first above written.

PUTNAM INVESTMENTS LIMITED
By:	/s/ Jeffrey F. Peters
Name:	Jeffrey F. Peters

PUTNAM INVESTMENT MANAGEMENT, LLC
By:	/s/ James P. Pappas
Name:	James P. Pappas

Schedule A
(Updated through December 30, 2006)

Putnam Diversified Income Trust
Putnam VT Diversified Income Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam VT Global Equity Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam VT High Yield Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam VT International Equity Fund
Putnam International New Opportunities Fund
Putnam VT International New Opportunities Fund
Putnam International Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam Research Fund
Putnam VT Research Fund
Putnam Utilities Growth and Income Fund
Putnam VT Utilities Growth and Income Fund
Putnam High Income Securities Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

PUTNAM FUNDS

SUB-ADVISORY CONTRACT

Sub-Advisory Contract dated as of July 14, 2006 between and among PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”), PUTNAM INVESTMENTS LIMITED, a company organized under the laws of England and Wales (“PIL”), and THE PUTNAM ADVISORY COMPANY, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Manager is the investment manager of each of the investment companies registered under the United States Investment Company Act of 1940, as amended, that are identified on Schedule A hereto, as it may from time to time be amended by the Manager (the “Funds”), and a registered investment adviser under the United States Investment Advisers Act of 1940, as amended;

WHEREAS, PIL is a registered investment adviser under the United States Investment Advisers Act of 1940, as amended, is licensed as an investment manager by the Financial Services Authority of the United Kingdom (the “FSA”) and is a sub-manager of each of the Funds pursuant to that certain Amended and Restated Sub-Management Contract dated as of January 1, 2006 (the “PIL Sub-Management Contract”), between the Manager and PIL;

WHEREAS, the Manager has contracted with PIL for the management of certain portions of each of the Funds (each, a “PIL-Advised Sleeve”);

WHEREAS, the Sub-Advisor is a registered investment adviser under the United States Investment Advisers Act of 1940, as amended, and is an investment adviser registered with the Kanto Local Finance Bureau to provide non-discretionary investment advice in Japan;

WHEREAS, the Manager and PIL desire to engage the Sub-Advisor from time to time to provide non-discretionary investment advice with respect to a portion of certain of the Funds:

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISOR

(a) The Sub-Advisor, at its expense, will from time to time furnish to either PIL or the Manager recommendations to purchase, hold, sell or exchange investments, securities and assets (the “Assets”) in that portion of any Fund for which the Manager or PIL contracts for such services to be provided by the Sub-Advisor (an “Allocated Sleeve”). The Manager or PIL, as the case may be, shall determine whether to execute each recommendation of the Sub-Advisor provided hereunder. The Manager shall determine which Funds will have an Allocated Sleeve; provided that, with respect to any Fund, the Trustees of such Fund must have approved the use of the Sub-Advisor prior to the creation of an Allocated Sleeve for such Fund. The Manager, and in the case of a PIL-Advised Sleeve, PIL shall (at all times in the case of PIL subject to the oversight and supervision of the Manager), determine the amount of assets allocated from time to time to each such Allocated Sleeve.

(b) The Sub-Advisor at its expense will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

(c) The Sub-Advisor shall not be obligated to pay any expenses of or for the Manager, PIL or any Fund not expressly assumed by the Sub-Advisor pursuant to this Section 1.

(d) The Manager may, and in the case of a PIL-Advised Sleeve, PIL may, each at its discretion, also request the Sub-Advisor to perform certain services set forth in Section 1(a) with respect to any portion of a Fund, even if the Manager or PIL, as the case may be, has not established an Allocated Sleeve with respect to that portion of the Fund.

(e) In the performance of its duties, the Sub-Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of each applicable Fund and such Fund’s stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of such Fund and to comply with other policies which the Manager, PIL or the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Manager and PIL.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of a Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in such Fund. It is also understood that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3. COMPENSATION.

Except as provided below, the Manager or PIL, as the case may be, will pay to the Sub-Advisor as compensation for the Sub-Advisor’s services rendered a fee, computed and paid quarterly at the annual rate of 0.10% per annum of average net asset value of the assets in each Allocated Sleeve. Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during a quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within 30 days after the close of such quarter. The Sub-Advisor shall look only to the Manager or PIL, as the case may be, for payment of its fees. No Fund shall have any responsibility for paying any fees due the Sub-Advisor.

If the Sub-Advisor shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to any Allocated Sleeve unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the related Fund who are not interested persons of such Fund or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Any party hereto or, with respect to any Allocated Sleeve, the related Fund may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other parties, or

(b) With respect to any Allocated Sleeve, if (i) the Trustees of the related Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of such Fund who are not interested persons of such Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(c) With respect to any Allocated Sleeve, automatically upon termination of the Manager’s investment management contract with the related Fund, or with respect to any Allocated Sleeve for which PIL has contracted with the Sub-Advisor to provide services under this Contract, automatically upon termination of the PIL Sub-Management Contract.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of such Fund, (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the United States Investment Company Act of 1940 and the Rules and Regulations thereunder (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder.

7. NON-LIABILITY OF SUB-ADVISOR.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Manager, PIL, any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. ADDITIONAL PROVISIONS

(a) PIL represents that it is regulated by the FSA in the conduct of its investment business. PIL has in operation a written procedure in accordance with FSA rules for the effective consideration and proper handling of complaints from customers. Any complaint by the Manager or any Fund should be sent to the Compliance Officer of PIL. The Manager and any Fund is also entitled to make any complaints about PIL to the Financial Ombudsman Service established by the FSA. The Manager and any Fund may also request a statement describing its rights to compensation in the event of PIL’s inability to meet its liabilities.

(b) The Manager represents that it and each Fund are “Intermediate Customers” in the meaning of FSA rules.

(c) Although each Fund is not a party hereto and shall have no responsibility for the Manager’s, PIL’s or the Sub-Advisor’s obligations hereunder, each Fund is named as explicit third party beneficiary of the parties’ agreements hereunder.

In witness whereof, PUTNAM INVESTMENT MANAGEMENT, LLC, PUTNAM INVESTMENTS LIMITED and THE PUTNAM ADVISORY COMPANY, LLC have each caused this instrument to be signed on its behalf by an officer duly authorized, all as of the day and year first above written.

PUTNAM INVESTMENT MANAGEMENT, LLC
By:	/s/ James P. Pappas
Name:	James P. Pappas

PUTNAM INVESTMENTS LIMITED
By:	/s/ Simon L. Davis
Name:	Simon L. Davis

THE PUTNAM ADVISORY COMPANY, LLC
By: /s/ Robert R. Leveille
Name:	Robert R. Leveille

Schedule A

Putnam International Equity Fund

APPENDIX G – Description of Contract Approval Process

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of the funds’ management contracts with Putnam Management, and with respect to certain funds, the administrative services contracts with Putnam Management or the sub-management contracts between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contracts—and with respect to certain funds, the administrative services contracts or the sub-management contracts—effective July 1, 2006. (With respect to certain funds that may be sub-managed from time to time by PIL, because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

Ø That the fee schedules in effect for the funds (which, for those funds with administrative services contracts, included fees paid under such contracts) represented reasonable compensation in light of the nature and quality of the services being provided to the funds, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

Ø That such fee schedules represented an appropriate sharing between the funds’ shareholders and Putnam Management of such economies of scale as may exist in the management of the funds at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management (and administrative services, if applicable) fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances—for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry—that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management (and administrative services, if applicable) fee structures of the funds, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

Ø Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each Putnam fund ranked in particular percentiles in management fees and in total expenses (less any applicable 12b-1 fees for open-end funds, and excluding charges and expenses at the insurance company separate account level for the funds of Putnam Variable Trust) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (The comparative fee and expense information for each Putnam RetirementReady Fund excluded the fees and expenses of the underlying Putnam funds in which a Putnam RetirementReady Fund invested, as well as the fees and expenses of the underlying funds in which other funds in the Lipper peer group invested.) With respect to the open-end funds, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. With respect to all funds, the Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

With respect to the open-end funds, the Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain open-end funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of

12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005.

Ø Economies of scale. Most funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size—as has been the case for many Putnam open-end funds in recent years—these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under the funds’ management contracts. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process—as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel—but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to this underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of each open-end fund, the Trustees considered that each fund’s class A (class I, in the case of Putnam Prime Money Market Fund, and class IA in the case of Putnam Variable Trust) share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds). In the case of each closed-end fund, the Trustees considered the same Lipper peer group information for the fund’s common share cumulative total return performance at net asset value. In the case of tax-exempt open-end and closed-end funds, the funds’ total return performance was compared against the Lipper peer group performance information using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contracts with the funds. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of the funds’ management contracts also included the review of the custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which agreements provide benefits to an affiliate of Putnam Management. In the case of the open-end funds, the Trustees’ annual review of the funds’ management contracts also included the review of the funds’ distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership, which contracts and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on these comparisons to any significant extent in concluding that the management fees paid by the funds are reasonable.

Approval of the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited and The Putnam Advisory Company, LLC for Putnam International Equity Fund

In July 2006, the Trustees approved a sub-advisory contract among Putnam Management, PIL and The Putnam Advisory Company, LLC (“PAC”) for Putnam International Equity Fund. The Contract Committee reviewed information provided by Putnam Management and, upon completion of this review, recommended, and the Independent Trustees approved, Putnam International Equity Fund’s sub-advisory contract with PAC, effective July 14, 2006.

The Trustees considered numerous factors they believe relevant in approving Putnam International Equity Fund’s sub-advisory contract with PAC, including Putnam Management’s belief that the interest of shareholders would be best served by using Putnam’s Tokyo investment professionals who are employed by PAC to provide investment recommendations for certain equity sleeves of Putnam International Equity Fund that are currently managed by Putnam Management or PIL, and PAC’s expertise with respect to Asian markets. The Trustees also considered that Japanese securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s Tokyo investment professionals to provide investment recommendations for Putnam International Equity Fund. The Trustees noted that Putnam Management or PIL, and not Putnam International Equity Fund, would pay the sub-management fee to PAC for its services and that the sub-management contract with PAC will not reduce the nature, quality or overall level of service provided to Putnam International Equity Fund.

APPENDIX H – Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment objectives and policies to your fund.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam American	707,703,667	First $500 million	0.65%	4,373,306	Yes	High current
Government		Next $500 million	0.55%			income with
Income Fund		Next $500 million	0.50%			preservation of
		Next $5 billion	0.45%			capital as its
		Next $5 billion	0.425%			secondary
		Next $5 billion	0.405%			objective.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam AMT-Free	327,849,054	The lesser of 0.50%, or		1,790,563	Yes	High current
Insured Municipal		First $500 million	0.60%			income exempt
Fund		Next $500 million	0.50%			from federal
		Next $500 million	0.45%			income tax.
		Next $5 billion	0.40%
		Next $5 billion	0.375%
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess thereafter	0.33%

Putnam Arizona	89,150,402	The lesser of 0.50%, or		396,902	Yes	To provide as high
Tax Exempt		First $500 million	0.60%			a level of current
Income Fund		Next $500 million	0.50%			income exempt
		Next $500 million	0.45%			from federal
		Next $5 billion	0.40%			income tax and
		Next $5 billion	0.375%			personal income
		Next $5 billion	0.355%			tax (if any) of the
		Next $5 billion	0.34%			state of Arizona as
		Any excess over $21.5 billion	0.33%			Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

Putnam Asset	2,109,899,934	First $500 million	0.70%	10,841,716	Yes	Total return.
Allocation:		Next $500 million	0.60%
Balanced Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam Asset	985,940,217	First $500 million	0.70%	5,759,923	Yes	Total return
Allocation:		Next $500 million	0.60%			consistent with
Conservative		Next $500 million	0.55%			preservation of
Portfolio		Next $5 billion	0.50%			capital.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Asset	2,156,488,751	First $500 million	0.70%	9,639,295	Yes	Capital
Allocation: Growth		Next $500 million	0.60%			appreciation.
Portfolio		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam California	83,373,293	The lesser of 0.55%, or		531,472	Yes	To provide as high
Investment Grade		First $500 million	0.65%			a level of current
Municipal Trust		Next $500 million	0.55%			income free from
		Next $500 million	0.50%			federal income tax
		Next $5 billion	0.45%			and California
		Next $5 billion	0.425%			personal income
		Next $5 billion	0.405%			taxes as Putnam
		Next $5 billion	0.39%			Management
		Any excess thereafter	0.38%			believes is
						consistent with the
						preservation of
						capital.

Putnam California	2,076,820,792	The lesser of 0.50%, or		10,368,635	Yes	To provide as high
Tax Exempt		First $500 million	0.60%			a level of current
Income Fund		Next $500 million	0.50%			income exempt
		Next $500 million	0.45%			from federal
		Next $5 billion	0.40%			income tax and
		Next $5 billion	0.375%			California personal
		Next $5 billion	0.355%			income tax as
		Next $5 billion	0.34%			Putnam
		Any excess thereafter	0.33%			Management
						believes to be
						consistent with the
						preservation of
						capital.

Putnam Capital	649,313,138	First $500 million	0.65%	4,388,833	Yes	Capital
Appreciation Fund		Next $500 million	0.55%			appreciation.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

Putnam Capital	1,125,906,050	First $500 million	0.65%	6,363,713	Yes	Long-term growth
Opportunities Fund		Next $500 million	0.55%			of capital.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Classic	766,747,810	First $500 million	0.65%	4,836,159	Yes	Capital growth.
Equity Fund		Next $500 million	0.55%			Current income is a
		Next $500 million	0.50%			secondary goal.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Convertible	724,297,978	First $500 million	0.65%	4,231,616	Yes	Current income and
Income-Growth		Next $500 million	0.55%			capital
Trust		Next $500 million	0.50%			appreciation.
		Next $5 billion	0.45%			Conservation of
		Next $5 billion	0.425%			capital is a
		Next $5 billion	0.405%			secondary
		Next $5 billion	0.39%			objective.
		Any excess thereafter	0.38%

Putnam Discovery	850,247,984	First $500 million	0.70%	5,497,942	Yes	Long-term growth
Growth Fund		Next $500 million	0.60%			of capital.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Diversified	2,770,991,703	First $500 million	0.70%	17,403,729	Yes	To provide as high
Income Trust		Next $500 million	0.60%			a level of current
		Next $500 million	0.55%			income as Putnam
		Next $5 billion	0.50%			Management
		Next $5 billion	0.475%			believes is
		Next $5 billion	0.455%			consistent with
		Next $5 billion	0.44%			preservation of
		Any excess thereafter	0.43%			capital.

Putnam Equity	3,842,617,273	First $500 million	0.65%	18,067,258	Yes	Capital growth and
Income Fund		Next $500 million	0.55%			current income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Europe	560,853,928	First $500 million	0.80%	4,213,337	Yes	The fund seeks
Equity Fund		Next $500 million	0.70%			capital
		Next $500 million	0.65%			appreciation.
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam Floating	494,289,793	First $500 million	0.65%	1,719,001	Yes	High current
Rate Income Fund		Next $500 million	0.55%			income.
		Next $500 million	0.50%			Preservation of
		Next $5 billion	0.45%			capital is a
		Next $5 billion	0.425%			secondary goal.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

The Putnam Fund	15,172,174,430	First $500 million	0.65%	67,376,969	Yes	Capital growth and
for Growth and		Next $500 million	0.55%			current income.
Income		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess over $55 billion	0.32%

The George Putnam	4,654,483,340	First $500 million	0.65%	23,520,227	Yes	To provide a
Fund of Boston		Next $500 million	0.55%			balanced
		Next $500 million	0.50%			investment
		Next $5 billion	0.45%			composed of a
		Next $5 billion	0.425%			well-diversified
		Next $5 billion	0.405%			portfolio of stocks
		Next $5 billion	0.39%			and bonds which
		Any excess thereafter	0.38%			produce both
						capital growth and
						current income.

Putnam Global	2,116,008,457	First $500 million	0.80%	15,165,340	Yes	Capital
Equity Fund		Next $500 million	0.70%			appreciation.
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Next $5 billion	0.53%
		Next $5 billion	0.52%
		Next $5 billion	0.51%
		Next $5 billion	0.50%
		Next $5 billion	0.49%
		Next $8.5 billion	0.48%
		Any excess over $55 billion	0.47%

Putnam Global	128,502,186	First $500 million	0.70%	528,321	Yes	High current
Income Trust		Next $500 million	0.60%			income by
		Next $500 million	0.55%			investing
		Next $5 billion	0.50%			principally in debt
		Next $5 billion	0.475%			securities of
		Next $5 billion	0.455%			sovereign and
		Next $5 billion	0.44%			private issuers
		Any excess thereafter	0.43%			worldwide,
						including
						supranational
						issuers.

Putnam Global	627,944,661	First $500 million	0.70%	4,126,921	Yes	Capital
Natural Resources		Next $500 million	0.60%			appreciation.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Growth	659,146,436	First $500 million	0.70%	2,913,736	Yes	Capital
Opportunities Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Health	2,267,488,061	First $500 million	0.70%	14,802,805	Yes	Capital
Sciences Trust		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess over $21.5 billion	0.43%

Putnam High	198,149,622	First $500 million	0.70%	1,372,004	Yes	To provide high
Income Securities		Next $500 million	0.60%			current income as a
Fund		Next $500 million	0.55%			primary objective
		Next $5 billion	0.50%			and capital
		Next $5 billion	0.475%			appreciation as a
		Next $5 billion	0.455%			secondary
		Next $5 billion	0.44%			objective.
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam High Yield	801,711,721	First $500 million	0.70%	5,676,755	Yes	High current
Advantage Fund		Next $500 million	0.60%			income. Capital
		Next $500 million	0.55%			growth is a
		Next $5 billion	0.50%			secondary goal
		Next $5 billion	0.475%			when consistent
		Next $5 billion	0.455%			with achieving high
		Next $5 billion	0.44%			current income.
		Any excess thereafter	0.43%

Putnam High Yield	213,917,148	The lesser of 0.55%, or		1,448,462	Yes	To provide high
Municipal Trust		First $500 million	0.65%			current income
		Next $500 million	0.55%			exempt from
		Next $500 million	0.50%			federal income tax.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam High Yield	2,357,157,321	First $500 million	0.70%	13,784,128	Yes	High current
Trust		Next $500 million	0.60%			income. Capital
		Next $500 million	0.55%			growth is a
		Next $5 billion	0.50%			secondary goal.
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Income	2,447,632,260	First $500 million	0.65%	11,940,410	Yes	High current
Fund		Next $500 million	0.55%			income consistent
		Next $500 million	0.50%			with what Putnam
		Next $5 billion	0.45%			management
		Next $5 billion	0.425%			believes to be
		Next $5 billion	0.405%			prudent risk.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam Income	13,002,265	First $500 million	0.65%	0*	Yes	Current income
Strategies Fund		Next $500 million	0.55%			consistent with
		Next $500 million	0.50%			what Putnam
		Next $5 billion	0.45%			Management
		Next $5 billion	0.425%			believes to be
		Next $5 billion	0.405%			prudent risk. Its
		Next $5 billion	0.39%			secondary objective
		Next $5 billion	0.38%			is capital
		Next $5 billion	0.37%			appreciation.
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

Putnam	1,783,630,400	First $500 million	1.00%	13,345,775	Yes	Long-term capital
International		Next $500 million	0.90%			appreciation.
Capital		Next $500 million	0.85%
Opportunities Fund		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam	7,003,286,336	First $500 million	0.80%	39,425,440	Yes	Capital
International Equity		Next $500 million	0.70%			appreciation.
Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess over $21.5 billion	0.53%

Putnam	1,037,228,946	First $500 million	0.80%	5,732,946	Yes	Capital growth.
International		Next $500 million	0.70%			Current income is a
Growth and Income		Next $500 million	0.65%			secondary
Fund		Next $5 billion	0.60%			objective.
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

* Due to expense limitations in effect during the fund’s most recent fiscal year, Putnam Income Strategies Fund did not pay a management fee to Putnam Management.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam	811,831,094	First $500 million	1.00%	6,580,631	Yes	Long-term capital
International New		Next $500 million	0.90%			appreciation.
Opportunities Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Investment	363,338,832	The lesser of 0.55%, or		2,059,634	Yes	To provide as high
Grade Municipal		First $500 million	0.65%			a level of current
Trust		Next $500 million	0.55%			income exempt
		Next $500 million	0.50%			from federal
		Next $5 billion	0.45%			income tax as
		Next $5 billion	0.425%			Putnam
		Next $5 billion	0.405%			Management
		Next $5 billion	0.39%			believes to be
		Any excess thereafter	0.38%			consistent with the
						preservation of
						capital.

Putnam Investors	4,107,665,166	First $500 million	0.65%	19,513,803	Yes	Long-term growth
Fund		Next $500 million	0.55%			of capital and any
		Next $500 million	0.50%			increased income
		Next $5 billion	0.45%			that results from
		Next $5 billion	0.425%			this growth.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

Putnam Limited	439,936,540	The lesser of 0.50%, or		2,392,584	Yes	As high a level of
Duration		First $500 million	0.60%			current income as
Government		Next $500 million	0.50%			Putnam
Income Fund		Next $500 million	0.45%			Management
		Next $5 billion	0.40%			believes is
		Next $5 billion	0.375%			consistent with
		Next $5 billion	0.355%			preservation of
		Next $5 billion	0.34%			capital.
		Any excess over $21.5 billion	0.33%

Putnam Managed	548,638,387	The lesser of 0.55%, or		3,167,820	Yes	To provide high
Municipal Income		First $500 million	0.65%			current income free
Trust		Next $500 million	0.55%			from federal
		Next $500 million	0.50%			income tax.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam	309,261,461	The lesser of 0.50%, or		1,675,201	Yes	As high a level of
Massachusetts Tax		First $500 million	0.60%			current income
Exempt Income		Next $500 million	0.50%			exempt from
Fund		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the
		Next $5 billion	0.34%			Commonwealth of
		Any excess over $21.5 billion	0.33%			Massachusetts as
						Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

Putnam Master	654,273,418	First $500 million	0.75%	4,797,486	Yes	With equal
Intermediate		Next $500 million	0.65%			emphasis, to
Income Trust		Next $500 million	0.60%			provide high
		Next $5 billion	0.55%			current income and
		Next $5 billion	0.525%			relative stability of
		Next $5 billion	0.505%			net asset value.
		Next $5 billion	0.49%
		Next $5 billion	0.48%
		Next $5 billion	0.47%
		Next $5 billion	0.46%
		Next $5 billion	0.45%
		Next $5 billion	0.44%
		Next $8.5 billion	0.43%
		Any excess thereafter	0.42%

Putnam Michigan	117,691,883	The lesser of 0.50%, or		648,238	Yes	As high a level of
Tax Exempt		First $500 million	0.60%			current income
Income Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the state of
		Next $5 billion	0.34%			Michigan as
		Any excess over $21.5 billion	0.33%			Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

Putnam Mid Cap	973,670,094	First $500 million	0.70%	5,871,795	Yes	Capital
Value Fund		Next $500 million	0.60%			appreciation and, as
		Next $500 million	0.55%			a secondary
		Next $5 billion	0.50%			objective, current
		Next $5 billion	0.475%			income.
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Minnesota	108,716,812	The lesser of 0.50%, or		538,350	Yes	As high a level of
Tax Exempt		First $500 million	0.60%			current income
Income Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the state of
		Next $5 billion	0.34%			Minnesota as
		Any excess over $21.5 billion	0.33%			Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

Putnam Money	3,278,464,902	First $100 million	0.50%	10,390,443	Yes	As high a rate of
Market Fund		Next $100 million	0.40%			current income as
		Next $300 million	0.35%			Putnam
		Next $500 million	0.325%			Management
		Next $500 million	0.30%			believes is
		Next $2.5 billion	0.275%			consistent with
		Next $2.5 billion	0.25%			preservation of
		Next $5 billion	0.225%			capital and
		Next $5 billion	0.205%			maintenance of
		Next $5 billion	0.19%			liquidity.
		Any excess thereafter	0.18%

Putnam Municipal	363,454,277	The lesser of 0.55%, or		2,290,901	Yes	To provide as high
Bond Fund		First $500 million	0.65%			a level of current
		Next $500 million	0.55%			income exempt
		Next $500 million	0.50%			from federal
		Next $5 billion	0.45%			income tax as
		Next $5 billion	0.425%			Putnam
		Next $5 billion	0.405%			Management
		Next $5 billion	0.39%			believes is
		Any excess thereafter	0.38%			consistent with
						preservation of
						capital.

Putnam Municipal	322,775,012	The lesser of 0.35%, or		1,394,604	Yes	The fund seeks to
Opportunities		First $500 million	0.45%			provide as high a
Trust**		Next $500 million	0.35%			level of current
		Next $500 million	0.30%			income free from
		Next $5 billion	0.25%			federal income tax
		Next $5 billion	0.225%			as Putnam
		Next $5 billion	0.205%			Management
		Next $5 billion	0.19%			believes is
		Any excess thereafter	0.18%			consistent with the
						preservation of
						capital.

** The management fee schedule for this fund represents fees paid only for investment advisory services. As described in this proxy statement, the fund also paid administrative fees to Putnam Management for administrative services.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam New Jersey	204,244,200	The lesser of 0.50%, or		1,101,027	Yes	As high a level of
Tax Exempt		First $500 million	0.60%			current income
Income Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the state of New
		Next $5 billion	0.34%			Jersey as Putnam
		Any excess over $21.5 billion	0.33%			Management
						believes is
						consistent with
						preservation of
						capital.

Putnam New	4,697,260,397	First $500 million	0.70%	30,814,799	Yes	Long-term capital
Opportunities Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess above $55 billion	0.37%

Putnam New Value	2,074,162,525	First $500 million	0.70%	11,478,217	Yes	Long-term capital
Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam New York	48,297,644	The lesser of 0.55%, or		302,665	Yes	To provide as high
Investment Grade		First $500 million	0.65%			a level of current
Municipal Trust		Next $500 million	0.55%			income free from
		Next $500 million	0.50%			federal income tax
		Next $5 billion	0.45%			and New York
		Next $5 billion	0.425%			state and city
		Next $5 billion	0.405%			personal income
		Next $5 billion	0.39%			taxes as Putnam
		Any excess thereafter	0.38%			Management
						believes is
						consistent with the
						preservation of
						capital.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam New York	1,158,329,137	The lesser of 0.50%, or		5,972,705	Yes	As high a level of
Tax Exempt		First $500 million	0.60%			current income
Income Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and New York
		Next $5 billion	0.375%			State and City
		Next $5 billion	0.355%			personal income
		Next $5 billion	0.34%			taxes as Putnam
		Any excess over $21.5 billion	0.33%			Management
						believes to be
						consistent with
						preservation of
						capital.

Putnam Ohio Tax	162,665,349	The lesser of 0.50%, or		849,434	Yes	As high a level of
Exempt Income		First $500 million	0.60%			current income
Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the state of Ohio
		Next $5 billion	0.34%			as Putnam
		Any excess over $21.5 billion	0.33%			Management
						believes is
						consistent with
						preservation of
						capital.

Putnam OTC &	707,529,454	First $500 million	0.70%	6,255,747	Yes	Capital
Emerging Growth		Next $500 million	0.60%			appreciation.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam	170,561,420	The lesser of 0.50%, or		926,507	Yes	As high a level of
Pennsylvania Tax		First $500 million	0.60%			current income
Exempt Income		Next $500 million	0.50%			exempt from
Fund		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			and personal
		Next $5 billion	0.375%			income tax (if any)
		Next $5 billion	0.355%			of the
		Next $5 billion	0.34%			Commonwealth of
		Any excess over $21.5 billion	0.33%			Pennsylvania as
						Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Premier	1,290,918,588	First $500 million	0.75%	8,927,294	Yes	To provide high
Income Trust		Next $500 million	0.65%			current income.
		Next $500 million	0.60%
		Next $5 billion	0.55%
		Next $5 billion	0.525%
		Next $5 billion	0.505%
		Next $5 billion	0.49%
		Next $5 billion	0.48%
		Next $5 billion	0.47%
		Next $5 billion	0.46%
		Next $5 billion	0.45%
		Next $5 billion	0.44%
		Next $8.5 billion	0.43%
		Any excess thereafter	0.42%

Putnam Prime	6,828,544,083		0.20%	2,183,172	Yes	As high a rate of
Money Market						current income as
Fund***						Putnam
						Management
						believes is
						consistent with
						preservation of
						capital and
						maintenance of
						liquidity.

Putnam Research	825,539,509	First $500 million	0.65%	5,269,897	Yes	Capital
Fund****		Next $500 million	0.55%			appreciation.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

*** The management fee schedule for this fund represents fees paid only for investment advisory services. As described in this proxy statement, the fund also pays administrative fees to Putnam Management for administrative services.

**** A revised management contract for this fund was recently approved by shareholders on December 14, 2006 to remove the incentive fee component from the management fee. Under the fund's previous management contract, the fund paid Putnam Management a quarterly fee consisting of an assets-based component and an incentive component. The base fee was subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor’s 500 (“S&P 500”) composite Stock Price Index. Performance was calculated for these purposes at the beginning of each calendar quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee was increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund’s average net assets for each 1.00% increment by which the fund outperformed or underperformed the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. The revised management contract provides for an eighteen-month transition period during which the fund's fee will be the lesser of (i) the base fee and (ii) the performance-adjusted fee that would have been calculated under the previous contract. The fund is currently in this transition period, which will end on June 30, 2008, after which the base management fee will apply without performance-based adjustments.

Has
			Amount of	compensation
			Management	been waived,
			Fee Paid in the	reduced or
			Most Recent	otherwise
			Fiscal Year	agreed to be
			(after applicable	reduced
			waivers and	under any	Current
	Net Assets as of	Current Management	reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule	if any) ($)	contract?	Objective

Putnam	82,508,709	0.05%	29,736	Yes	Capital
RetirementReady					appreciation and
2010 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	150,347,628	0.05%	58,932	Yes	Capital
RetirementReady					appreciation and
2015 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	162,096,359	0.05%	64,225	Yes	Capital
RetirementReady					appreciation and
2020 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	133,811,161	0.05%	49,571	Yes	Capital
RetirementReady					appreciation and
2025 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Has
			Amount of	compensation
			Management	been waived,
			Fee Paid in the	reduced or
			Most Recent	otherwise
			Fiscal Year	agreed to be
			(after applicable	reduced
			waivers and	under any	Current
	Net Assets as of	Current Management	reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule	if any) ($)	contract?	Objective

Putnam	101,690,671	0.05%	25,310	Yes	Capital
RetirementReady					appreciation and
2030 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	68,748,550	0.05%	6,096	Yes	Capital
RetirementReady					appreciation and
2035 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	44,524,474	0.05%	0†	Yes	Capital
RetirementReady					appreciation and
2040 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

Putnam	34,373,111	0.05%	0†	Yes	Capital
RetirementReady					appreciation and
2045 Fund					current income
consistent with a
decreasing
emphasis on capital
appreciation and an
increasing
emphasis on
current income as it
approaches its
target date.

† Due to expense limitations in effect during the most recent fiscal year, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2050 Fund and Putnam RetirementReady Maturity Fund did not pay management fees to Putnam Management.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam	8,214,863		0.05%	0†	Yes	Capital
RetirementReady						appreciation and
2050 Fund						current income
						consistent with a
						decreasing
						emphasis on capital
						appreciation and an
						increasing
						emphasis on
						current income as it
						approaches its
						target date.

Putnam	48,280,916		0.05%	0†	Yes	As high a rate of
RetirementReady						current income as
Maturity Fund						Putnam
						Management
						believes is
						consistent with
						preservation of
						capital.

Putnam Small Cap	499,218,523	First $500 million	1.00%	3,840,676	Yes	Capital
Growth Fund		Next $500 million	0.90%			appreciation.
		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam Small Cap	774,255,867	First $500 million	0.80%	6,409,797	Yes	Capital
Value Fund		Next $500 million	0.70%			appreciation.
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam Tax	1,200,407,523	The lesser of 0.50%, or		6,301,826	Yes	As high a level of
Exempt Income		First $500 million	0.60%			current income
Fund		Next $500 million	0.50%			exempt from
		Next $500 million	0.45%			federal income tax
		Next $5 billion	0.40%			as Putnam
		Next $5 billion	0.375%			Management
		Next $5 billion	0.355%			believes to be
		Next $5 billion	0.34%			consistent with
		Any excess thereafter	0.33%			preservation of
						capital.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Tax	130,101,465	First $500 million	0.45%	390,524	Yes	As high a level of
Exempt Money		Next $500 million	0.35%			current income
Market Fund		Next $500 million	0.30%			exempt from
		Next $5 billion	0.25%			federal income tax
		Next $5 billion	0.225%			as Putnam
		Next $5 billion	0.205%			Management
		Next $5 billion	0.19%			believes is
		Any excess thereafter	0.18%			consistent with
						preservation of
						capital,
						maintenance of
						liquidity and
						stability of
						principal.

Putnam Tax-Free	192,025,045	The lesser of 0.55%, or		1,177,515	Yes	The fund seeks to
Health Care Fund		First $500 million	0.65%			provide as high a
		Next $500 million	0.55%			level of current
		Next $500 million	0.50%			income free from
		Next $5 billion	0.45%			federal income tax
		Next $5 billion	0.425%			as Putnam
		Next $5 billion	0.405%			Management
		Next $5 billion	0.39%			believes is
		Any excess over $21.5 billion	0.38%			consistent with the
						preservation of
						capital.

Putnam Tax-Free	1,463,606,993	The lesser of 0.50%, or		7,815,394	Yes	High current
High Yield Fund		First $500 million	0.60%			income exempt
		Next $500 million	0.50%			from federal
		Next $500 million	0.45%			income tax.
		Next $5 billion	0.40%
		Next $5 billion	0.375%
		Next $5 billion	0.355%
		Next $5 billion	0.34%
		Any excess thereafter	0.33%

Putnam Tax Smart	282,128,891	First $500 million	0.70%	1,914,939	Yes	Long-term growth
Equity Fund		Next $500 million	0.60%			of capital on an
		Next $500 million	0.55%			after-tax basis.
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam U.S.	1,209,378,791	First $500 million	0.57%	6,820,873	Yes	As high a level of
Government		Next $500 million	0.475%			current income as
Income Trust		Next $500 million	0.4275%			Putnam
		Any excess over $1.5 billion	0.38%			Management
						believes is
						consistent with
						preservation of
						capital.

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam Utilities	622,775,796	First $500 million	0.70%	3,727,421	Yes	Capital growth and
Growth and Income		Next $500 million	0.60%			current income.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam Vista Fund	2,389,026,658	First $500 million	0.65%	14,101,874	Yes	Capital
		Next $500 million	0.55%			appreciation.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess over $21.5 billion	0.38%

Putnam Voyager	8,241,571,476	First $500 million	0.70%	51,035,233	Yes	Capital
Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Above $55 billion	0.37%

Putnam VT	149,012,146	First $500 million	0.65%	693,021	Yes	High current
American		Next $500 million	0.55%			income with
Government		Next $500 million	0.50%			preservation of
Income Fund		Next $5 billion	0.45%			capital as a
		Next $5 billion	0.425%			secondary
		Next $5 billion	0.405%			objective.
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Any excess thereafter	0.34%

Putnam VT Capital	50,843,215	First $500 million	0.65%	225,344	Yes	Capital
Appreciation Fund		Next $500 million	0.55%			appreciation.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Next $5 billion	0.38%
		Next $5 billion	0.37%
		Next $5 billion	0.36%
		Next $5 billion	0.35%
		Next $5 billion	0.34%
		Next $8.5 billion	0.33%
		Any excess thereafter	0.32%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam VT Capital	46,989,019	First $500 million	0.65%	222,790	Yes	Long-term growth
Opportunities Fund		Next $500 million	0.55%			of capital.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT	36,740,778	First $500 million	0.70%	105,127	Yes	Long-term growth
Discovery Growth		Next $500 million	0.60%			of capital.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Next $5 billion	0.42%
		Next $5 billion	0.41%
		Next $5 billion	0.40%
		Next $5 billion	0.39%
		Next $8.5 billion	0.38%
		Any excess thereafter	0.37%

Putnam VT	479,813,483	First $500 million	0.70%	2,933,530	Yes	As high a level of
Diversified Income		Next $500 million	0.60%			current income as
Fund		Next $500 million	0.55%			Putnam
		Next $5 billion	0.50%			Management
		Next $5 billion	0.475%			believes is
		Next $5 billion	0.455%			consistent with
		Next $5 billion	0.44%			preservation of
		Any excess thereafter	0.43%			capital.

Putnam VT Equity	241,424,798	First $500 million	0.65%	1,326,897	Yes	Capital growth and
Income Fund		Next $500 million	0.55%			current income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT The	608,279,822	First $500 million	0.65%	3,969,447	Yes	To provide a
George Putnam		Next $500 million	0.55%			balanced
Fund of Boston		Next $500 million	0.50%			investment
		Next $5 billion	0.45%			composed of a well
		Next $5 billion	0.425%			diversified
		Next $5 billion	0.405%			portfolio of stocks
		Next $5 billion	0.39%			and bonds which
		Any excess thereafter	0.38%			produce both
						capital growth and
						current income.

Putnam VT Global	400,137,286	First $500 million	0.70%	2,392,952	Yes	A high level of
Asset Allocation		Next $500 million	0.60%			long-term total
Fund		Next $500 million	0.55%			return consistent
		Next $5 billion	0.50%			with preservation
		Next $5 billion	0.475%			of capital.
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam VT Global	608,067,124	First $500 million	0.80%	4,692,325	Yes	Capital
Equity Fund		Next $500 million	0.70%			appreciation.
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT Growth	4,101,216,725	First $500 million	0.65%	20,729,712	Yes	Capital growth and
and Income Fund		Next $500 million	0.55%			current income.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Growth	50,923,698	First $500 million	0.70%	243,122	Yes	Capital
Opportunities Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Next $5 billion	0.43%
		Any excess thereafter	0.42%

Putnam VT Health	270,659,925	First $500 million	0.70%	2,204,609	Yes	Capital
Sciences Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT High	599,035,287	First $500 million	0.70%	3,720,493	Yes	High current
Yield Fund		Next $500 million	0.60%			income. Capital
		Next $500 million	0.55%			growth is a
		Next $5 billion	0.50%			secondary goal
		Next $5 billion	0.475%			when consistent
		Next $5 billion	0.455%			with achieving high
		Next $5 billion	0.44%			current income.
		Any excess thereafter	0.43%

Putnam VT Income	737,543,099	First $500 million	0.65%	3,498,163	Yes	High current
Fund		Next $500 million	0.55%			income consistent
		Next $500 million	0.50%			with what Putnam
		Next $5 billion	0.45%			Management
		Next $5 billion	0.425%			believes to be
		Next $5 billion	0.405%			prudent risk.
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT	1,267,657,390	First $500 million	0.80%	8,271,996	Yes	Capital
International Equity		Next $500 million	0.70%			appreciation.
Fund		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam VT	460,469,163	First $500 million	0.80%	2,838,706	Yes	Capital growth.
International		Next $500 million	0.70%			Current income is a
Growth and Income		Next $500 million	0.65%			secondary
Fund		Next $5 billion	0.60%			objective.
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT	287,674,855	First $500 million	1.00%	2,485,049	Yes	Long-term capital
International New		Next $500 million	0.90%			appreciation.
Opportunities Fund		Next $500 million	0.85%
		Next $5 billion	0.80%
		Next $5 billion	0.775%
		Next $5 billion	0.755%
		Next $5 billion	0.74%
		Any excess thereafter	0.73%

Putnam VT	494,282,635	First $500 million	0.65%	3,216,355	Yes	Long-term growth
Investors Fund		Next $500 million	0.55%			of capital and any
		Next $500 million	0.50%			increased income
		Next $5 billion	0.45%			that results from
		Next $5 billion	0.425%			this growth.
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Mid	95,124,663	First $500 million	0.70%	634,565	Yes	Capital
Cap Value Fund		Next $500 million	0.60%			appreciation and, as
		Next $500 million	0.55%			a secondary
		Next $5 billion	0.50%			objective, current
		Next $5 billion	0.475%			income.
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Money	399,752,655	First $500 million	0.45%	1,529,264	Yes	As high a rate of
Market Fund		Next $500 million	0.35%			current income as
		Next $500 million	0.30%			Putnam
		Next $5 billion	0.25%			Management
		Next $5 billion	0.225%			believes is
		Next $5 billion	0.205%			consistent with
		Next $5 billion	0.19%			preservation of
		Any excess thereafter	0.18%			capital and
						maintenance of
						liquidity.

Putnam VT New	1,291,099,249	First $500 million	0.70%	8,663,759	Yes	Long-term capital
Opportunities Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

					Has
				Amount of	compensation
				Management	been waived,
				Fee Paid in the	reduced or
				Most Recent	otherwise
				Fiscal Year	agreed to be
				(after applicable	reduced
				waivers and	under any	Current
	Net Assets as of	Current Management		reimbursements,	applicable	Investment
Fund	December 31, 2006 ($)	Fee Schedule		if any) ($)	contract?	Objective

Putnam VT New	679,407,446	First $500 million	0.70%	4,475,605	Yes	Long-term capital
Value Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT OTC &	79,065,231	First $500 million	0.70%	575,537	Yes	Capital
Emerging Growth		Next $500 million	0.60%			appreciation.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT	177,820,555	First $500 million	0.65%	1,213,099	Yes	The fund seeks
Research Fund		Next $500 million	0.55%			capital
		Next $500 million	0.50%			appreciation.
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT Small	978,000,195	First $500 million	0.80%	6,827,461	Yes	Capital
Cap Value Fund		Next $500 million	0.70%			appreciation.
		Next $500 million	0.65%
		Next $5 billion	0.60%
		Next $5 billion	0.575%
		Next $5 billion	0.555%
		Next $5 billion	0.54%
		Any excess thereafter	0.53%

Putnam VT Utilities	382,902,568	First $500 million	0.70%	2,437,187	Yes	Capital growth and
Growth and Income		Next $500 million	0.60%			current income.
Fund		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

Putnam VT Vista	420,426,636	First $500 million	0.65%	3,006,605	Yes	Capital
Fund		Next $500 million	0.55%			appreciation.
		Next $500 million	0.50%
		Next $5 billion	0.45%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.39%
		Any excess thereafter	0.38%

Putnam VT	1,860,346,341	First $500 million	0.70%	11,832,070	Yes	Capital
Voyager Fund		Next $500 million	0.60%			appreciation.
		Next $500 million	0.55%
		Next $5 billion	0.50%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.44%
		Any excess thereafter	0.43%

The following table contains certain information regarding other funds for which Putnam Management provides investment advisory services as a sub-adviser. Unlike the other funds addressed in this proxy statement, Putnam Management does not provide administrative or other services to these funds.

					Has
					compensation
					been waived,
					reduced or
				Amount of	otherwise
				Sub-Advisory	agreed to be
	Net Assets as			Fee Paid in the	reduced under	Current
	of December			Most Recent	any applicable	Investment	Fiscal Year
Fund	31, 2006 ($)	Sub-Advisory Fee Rate		Fiscal Year ($)	contract?	Objective

Met Investors	44,828,654	0.54% of average daily net		244,961	No	Long-term	December 31,
Series Trust:		assets††				growth of	2006
Met/Putnam						capital.
Capital
Opportunities
Portfolio

Valic Company I:	432,979,141	0.50% of average daily net		17,697√	No	Capital	May 31, 2006
Global Equity Fund		assets††				appreciation.

Valic Company I:	185,427,002	0.63% of average daily net		14,918√	No	To produce	May 31, 2006
Small Cap Special		assets††				growth of
Values Fund √√						capital by
						investing
						primarily in
						common
						stocks.

Seasons Series	393,715,244	0.45% of average daily net		1,728,770	Yes	Capital	March 31,
Trust – Asset		assets††				appreciation.	2006
Allocation:
Diversified Growth
Portfolio

JNL/Putnam Equity	141,960,660	First $150 million	0.45%	694,815	No	Long-term	December 31,
Fund		Next $150 million	0.35%			capital growth.	2006
		Excess thereafter	0.30%

JNL/Putnam	31,233,273	First $250 million	0.475%	188,472	No	Capital	December 31,
Midcap Growth		Excess thereafter	0.40%			appreciation.	2006
Fund

SunAmerica Series	234,230,726	First $100 million	0.85%	1,891,099	No	Long-term	January 31,
Trust Emerging		Next $100 million	0.80%			capital	2007
Markets Portfolio		Excess thereafter	0.75%			appreciation.

SunAmerica Series	455,306,042	First $150 million	0.65%	2,227,733	No	Growth of	January 31,
Trust: International		Next $150 million	0.55%			capital, and	2007
Growth & Income		Excess thereafter	0.45%			secondarily,
Portfolio						current income.

SunAmerica Series	170,785,085	First $150 million	0.50%	709,398	Yes	Capital	January 31,
Trust: Putnam		Next $150 million	0.45%			appreciation.	2007
Growth: Voyager		Excess thereafter	0.35%
Portfolio

†† The effective annual management fee rate is provided for these funds as the management fee schedule for each fund is not publicly disclosed.

√ These amounts represent fees paid by each fund for a partial fiscal year since each fund’s inception was December 5, 2005.

√√ Putnam Management currently sub-advises approximately 50% of the fund’s assets, with the remainder being advised by another investment adviser. The net assets provided here represent only those assets of the fund sub-advised by Putnam Management.

APPENDIX I – Payments to Putnam Management and its Affiliates

The following fees were paid by the funds to Putnam Management and its affiliates during each fund’s most recent fiscal year (other than under a management contract). These services will continue to be provided after the proposed management contract is approved; however, the funds have retained State Street Bank and Trust Company as custodian, and it is expected that Putnam Fiduciary Trust Company’s service as custodian will terminate during the first half of 2007 when all of the funds’ assets in its custody or the custody of its sub-custodian have been transferred into State Street Bank and Trust Company’s safekeeping.

Also, as described in this proxy statement, Putnam Prime Money Market Fund and Putnam Municipal Opportunities Trust paid administrative services fees to Putnam Management. Please refer to the footnotes to these particular funds in Appendix E for information about the administrative services fees paid to Putnam Management during the most recent fiscal year.

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam American	1,306,503	236,148	2,407,457	September 30, 2006
Government
Income Fund

Putnam AMT-Free	168,922	116,080	1,281,572	July 31, 2006
Insured Municipal
Fund

Putnam Arizona	38,915	46,131	283,374	May 31, 2006
Tax Exempt
Income Fund

Putnam Asset	3,197,418	722,008	7,690,831	September 30, 2006
Allocation:
Balanced Portfolio

Putnam Asset	1,751,830	450,008	2,498,757	September 30, 2006
Allocation:
Conservative
Portfolio

Putnam Asset	3,385,542	1,560,157	7,209,776	September 30, 2006
Allocation: Growth
Portfolio

Putnam California	34,777	41,090	Not Applicable	April 30, 2006
Investment Grade
Municipal Trust

Putnam California	687,684	169,424	5,547,728	September 30, 2006
Tax Exempt
Income Fund

Putnam Capital	2,448,787	219,444	3,461,183	May 31, 2006
Appreciation Fund

Putnam Capital	3,432,751	347,870	3,827,544	April 30, 2006
Opportunities Fund

Putnam Classic	1,952,796	175,325	3,180,135	November 30, 2006
Equity Fund

* Excludes custody credits and investor servicing credits.

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam Convertible	781,757	137,389	2,235,945	October 31, 2006
Income-Growth
Trust

Putnam Discovery	5,314,129	180,530	4,788,597	December 31, 2006
Growth Fund

Putnam Diversified	3,299,040	581,814	14,908,977	September 30, 2006
Income Trust

Putnam Equity	6,951,658	245,063	14,113,121	November 30, 2006
Income Fund

Putnam Europe	1,372,486	573,492	2,634,957	June 30, 2006
Equity Fund

Putnam Floating	175,806	129,462	1,244,466	February 28, 2006
Rate Income Fund

The Putnam Fund	26,869,135	599,513	51,322,232	October 31, 2006
for Growth and
Income

The George Putnam	9,125,947	480,131	18,216,870	July 31, 2006
Fund of Boston

Putnam Global	5,695,273	1,368,894	8,397,834	October 31, 2006
Equity Fund

Putnam Global	254,473	130,104	546,850	October 31, 2006
Income Trust

Putnam Global	1,043,084	301,780	2,729,494	August 31, 2006
Natural Resources
Fund

Putnam Growth	5,034,903	170,468	4,889,338	July 31, 2006
Opportunities Fund

Putnam Health	6,313,802	507,220	12,527,764	August 31, 2006
Sciences Trust

Putnam High	96,278	137,361	Not Applicable	August 31, 2006
Income Securities
Fund

Putnam High Yield	701,060	188,244	3,305,078	November 30, 2006
Advantage Fund

Putnam High Yield	86,711	104,108	Not Applicable	March 31, 2006
Municipal Trust

Putnam High Yield	3,593,375	247,504	9,404,607	August 31, 2006
Trust

Putnam Income	5,188,989	406,144	6,057,170	October 31, 2006
Fund

Putnam Income	1,014	6,428	9,348	February 28, 2006
Strategies Fund

Putnam	3,486,799	1,655,998	7,485,283	August 31, 2006
International
Capital
Opportunities Fund

Putnam	15,299,530	6,653,687	24,900,584	June 30, 2006
International Equity
Fund

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam	2,170,028	851,927	3,774,490	June 30, 2006
International
Growth and Income
Fund

Putnam	2,552,793	777,569	3,072,562	September 30, 2006
International New
Opportunities Fund

Putnam Investment	112,961	124,251	Not Applicable	November 30, 2006
Grade Municipal
Trust

Putnam Investors	11,541,559	295,418	16,725,612	July 31, 2006
Fund

Putnam Limited	1,035,304	174,392	1,485,486	November 30, 2006
Duration
Government
Income Fund

Putnam Managed	188,595	145,207	Not Applicable	October 31, 2006
Municipal Income
Trust

Putnam	141,481	110,395	1,112,889	May 31, 2006
Massachusetts Tax
Exempt Income
Fund

Putnam Master	340,900	289,863	Not Applicable	September 30, 2006
Intermediate
Income Trust

Putnam Michigan	75,770	56,902	411,398	May 31, 2006
Tax Exempt
Income Fund

Putnam Mid Cap	2,439,108	144,668	4,523,402	April 30, 2006
Value Fund

Putnam Minnesota	78,884	54,736	405,217	May 31, 2006
Tax Exempt
Income Fund

Putnam Money	7,108,735	26,396	1,813,923	September 30, 2006
Market Fund

Putnam Municipal	118,092	126,202	Not Applicable	April 30, 2006
Bond Fund

Putnam Municipal	105,176	117,534	Not Applicable	April 30, 2006
Opportunities Trust

Putnam New Jersey	109,963	87,009	815,048	May 31, 2006
Tax Exempt
Income Fund

Putnam New	18,449,214	284,869	19,722,612	June 30, 2006
Opportunities Fund

Putnam New Value	4,874,321	175,324	8,846,785	August 31, 2006
Fund

Putnam New York	19,398	26,438	Not Applicable	April 30, 2006
Investment Grade
Municipal Trust

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam New York	572,969	147,793	2,977,860	November 30, 2006
Tax Exempt
Income Fund

Putnam Ohio Tax	96,299	91,003	504,029	May 31, 2006
Exempt Income
Fund

Putnam OTC &	5,529,799	169,354	4,424,411	July 31, 2006
Emerging Growth
Fund

Putnam	107,359	78,985	613,022	May 31, 2006
Pennsylvania Tax
Exempt Income
Fund

Putnam Premier	677,416	366,332	Not Applicable	July 31, 2006
Income Trust

Putnam Prime	320,694	49,161	10,226	September 30, 2006
Money Market
Fund

Putnam Research	3,274,639	168,708	4,752,048	July 31, 2006
Fund

Putnam	Not Applicable	Not Applicable	108,176	July 31, 2006
RetirementReady
2010 Fund

Putnam	Not Applicable	Not Applicable	153,376	July 31, 2006
RetirementReady
2015 Fund

Putnam	Not Applicable	Not Applicable	175,406	July 31, 2006
RetirementReady
2020 Fund

Putnam	Not Applicable	Not Applicable	143,679	July 31, 2006
RetirementReady
2025 Fund

Putnam	Not Applicable	Not Applicable	100,250	July 31, 2006
RetirementReady
2030 Fund

Putnam	Not Applicable	Not Applicable	67,617	July 31, 2006
RetirementReady
2035 Fund

Putnam	Not Applicable	Not Applicable	42,154	July 31, 2006
RetirementReady
2040 Fund

Putnam	Not Applicable	Not Applicable	29,079	July 31, 2006
RetirementReady
2045 Fund

Putnam	Not Applicable	Not Applicable	3,856	July 31, 2006
RetirementReady
2050 Fund

Putnam	Not Applicable	Not Applicable	74,474	July 31, 2006
RetirementReady
Maturity Fund

Putnam Small Cap	1,303,853	172,809	1,727,604	June 30, 2006
Growth Fund

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam Small Cap	1,721,218	189,821	4,206,106	February 28, 2006
Value Fund

Putnam Tax	619,569	157,244	2,965,084	September 30, 2006
Exempt Income
Fund

Putnam Tax	92,314	7,225	Not Applicable	September 30, 2006
Exempt Money
Market Fund

Putnam Tax-Free	96,730	89,104	Not Applicable	May 31, 2006
Health Care Fund

Putnam Tax-Free	876,144	181,530	4,924,806	July 31, 2006
High Yield Fund

Putnam Tax Smart	308,021	136,425	1,725,253	October 31, 2006
Equity Fund

Putnam U.S.	1,912,986	524,492	4,893,122	September 30, 2006
Government
Income Trust

Putnam Utilities	969,213	343,106	1,921,475	October 31, 2006
Growth and Income
Fund

Putnam Vista Fund	7,285,460	292,982	10,325,341	July 31, 2006

Putnam Voyager	30,585,086	398,461	32,965,281	July 31, 2006
Fund

Putnam VT	48,941	114,013	173,639	December 31, 2006
American
Government
Income Fund

Putnam VT Capital	15,725	65,351	57,034	December 31, 2006
Appreciation Fund

Putnam VT Capital	12,527	54,559	46,005	December 31, 2006
Opportunities Fund

Putnam VT	11,659	63,423	65,208	December 31, 2006
Discovery Growth
Fund

Putnam VT	145,032	268,013	425,943	December 31, 2006
Diversified Income
Fund

Putnam VT Equity	61,671	104,545	236,721	December 31, 2006
Income Fund

Putnam VT The	194,190	268,645	744,815	December 31, 2006
George Putnam
Fund of Boston

Putnam VT Global	118,715	433,160	193,024	December 31, 2006
Asset Allocation
Fund

Putnam VT Global	178,611	512,462	184,854	December 31, 2006
Equity Fund

Putnam VT Growth	1,270,937	311,396	1,981,707	December 31, 2006
and Income Fund

	Fees paid to Putnam	Fees paid to Putnam	Fees paid to Putnam Retail
	Fiduciary Trust Company	Fiduciary Trust	Management Limited
	for serving as investor	Company for serving	Partnership pursuant to
Fund	servicing agent ($)*	as custodian ($)*	distribution plans ($)	Fiscal Year End

Putnam VT Growth	15,810	48,399	75,526	December 31, 2006
Opportunities Fund

Putnam VT Health	95,118	155,996	444,903	December 31, 2006
Sciences Fund

Putnam VT High	181,736	189,665	413,089	December 31, 2006
Yield Fund

Putnam VT Income	231,988	265,541	738,885	December 31, 2006
Fund

Putnam VT	338,452	1,358,361	1,823,795	December 31, 2006
International Equity
Fund

Putnam VT	121,377	546,929	291,287	December 31, 2006
International
Growth and Income
Fund

Putnam VT	82,490	369,808	400,747	December 31, 2006
International New
Opportunities Fund

Putnam VT	148,076	182,489	563,681	December 31, 2006
Investors Fund

Putnam VT Mid	27,834	51,386	73,775	December 31, 2006
Cap Value Fund

Putnam VT Money	110,530	135,076	411,984	December 31, 2006
Market Fund

Putnam VT New	415,595	187,781	381,899	December 31, 2006
Opportunities Fund

Putnam VT New	200,902	140,816	676,015	December 31, 2006
Value Fund

Putnam VT OTC &	25,507	60,623	91,357	December 31, 2006
Emerging Growth
Fund

Putnam VT	56,664	91,120	272,176	December 31, 2006
Research Fund

Putnam VT Small	276,850	215,429	1,582,848	December 31, 2006
Cap Value Fund

Putnam VT	113,131	278,585	146,590	December 31, 2006
Utilities Growth
and Income Fund

Putnam VT Vista	167,571	190,972	628,075	December 31, 2006
Fund

Putnam VT	569,884	211,176	1,114,380	December 31, 2006
Voyager Fund

APPENDIX J –5% Beneficial Ownership

As of February 9, 2007, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as follows:

J-1

APPENDIX K – Security Ownership

The following table sets forth for each Trustee, and for the Trustees and officers as a group, the amount of equity securities owned in each Putnam fund as of February 9, 2007.

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam
American
Government
Income Fund

Putnam
AMT-Free
Insured
Municipal
Fund

Putnam
Arizona Tax
Exempt
Income Fund

Putnam
Asset
Allocation:
Balanced
Portfolio

Putnam
Asset
Allocation:
Conservative
Portfolio

Putnam
Asset
Allocation:
Growth
Portfolio

Putnam
California
Investment
Grade
Municipal
Trust

Putnam
California
Tax Exempt
Income Fund

Putnam
Capital
Appreciation
Fund

Putnam
Capital
Opportunities
Fund

Putnam
Classic
Equity Fund

Putnam
Convertible
Income-
Growth Trust

Putnam
Discovery
Growth Fund

Putnam
Diversified
Income Trust

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam
Equity
Income Fund

Putnam
Europe
Equity Fund

Putnam
Floating Rate
Income Fund

The Putnam
Fund for
Growth and
Income

The George
Putnam Fund
of Boston

Putnam
Global
Equity Fund

Putnam
Global
Income Trust

Putnam
Global
Natural
Resources
Fund

Putnam
Growth
Opportunities
Fund

Putnam
Health
Sciences
Trust

Putnam High
Income
Securities
Fund

Putnam High
Yield
Advantage
Fund

Putnam High
Yield
Municipal
Trust

Putnam High
Yield Trust

Putnam
Income Fund

Putnam
Income
Strategies
Fund

Putnam
International
Capital
Opportunities
Fund

Putnam
International
Equity Fund

Putnam
International
Growth and
Income Fund

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam
International
New
Opportunities
Fund

Putnam
Investment
Grade
Municipal
Trust

Putnam
Investors
Fund

Putnam
Limited
Duration
Government
Income Fund

Putnam
Managed
Municipal
Income Trust

Putnam
Massachusett
s Tax
Exempt
Income Fund

Putnam
Master
Intermediate
Income Trust

Putnam
Michigan
Tax Exempt
Income Fund

Putnam Mid
Cap Value
Fund

Putnam
Minnesota
Tax Exempt
Income Fund

Putnam
Money
Market Fund

Putnam
Municipal
Bond Fund

Putnam
Municipal
Opportunities
Trust

Putnam New
Jersey Tax
Exempt
Income Fund

Putnam New
Opportunities
Fund

Putnam New
Value Fund

Putnam New
York
Investment
Grade
Municipal
Trust

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam New
York Tax
Exempt
Income Fund

Putnam Ohio
Tax Exempt
Income Fund

Putnam OTC
& Emerging
Growth Fund

Putnam
Pennsylvania
Tax Exempt
Income Fund

Putnam
Premier
Income Trust

Putnam
Prime Money
Market Fund

Putnam
Research
Fund

Putnam
Retirement
Ready 2010
Fund

Putnam
Retirement
Ready 2015
Fund

Putnam
Retirement
Ready 2020
Fund

Putnam
Retirement
Ready 2025
Fund

Putnam
Retirement
Ready 2030
Fund

Putnam
Retirement
Ready 2035
Fund

Putnam
Retirement
Ready 2040
Fund

Putnam
Retirement
Ready 2045
Fund

Putnam
Retirement
Ready 2050
Fund

Putnam
Retirement
Ready
Maturity
Fund

Putnam
Small Cap
Growth Fund

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam
Small Cap
Value Fund

Putnam Tax
Exempt
Income Fund

Putnam Tax
Exempt
Money
Market Fund

Putnam Tax-
Free Health
Care Fund

Putnam Tax-
Free High
Yield Fund

Putnam Tax
Smart Equity
Fund

Putnam U.S.
Government
Income Trust

Putnam
Utilities
Growth and
Income Fund

Putnam Vista
Fund

Putnam
Voyager
Fund

Putnam VT
American
Government
Income Fund

Putnam VT
Capital
Appreciation
Fund

Putnam VT
Capital
Opportunities
Fund

Putnam VT
Discovery
Growth Fund

Putnam VT
Diversified
Income Fund

Putnam VT
Equity
Income Fund

Putnam VT
The George
Putnam Fund
of Boston

Putnam VT
Global Asset
Allocation
Fund

Putnam VT
Global
Equity Fund

Putnam VT
Growth and
Income Fund

		Jameson					Elizabeth	Kenneth		George	W.	Richard	Trustees
	John	Adkins	Charles	Myra R.	Charles E.	Paul L.	T.	R.	Robert E.	Putnam,	Thomas	B.	and
Fund	A. Hill	Baxter	B. Curtis	Drucker	Haldeman	Joskow	Kennan	Leibler	Patterson	III	Stephens	Worley	Officers

Putnam VT
Growth
Opportunities
Fund

Putnam VT
Health
Sciences
Fund

Putnam VT
High Yield
Fund

Putnam VT
Income Fund

Putnam VT
International
Equity Fund

Putnam VT
International
Growth and
Income Fund

Putnam VT
International
New
Opportunities
Fund

Putnam VT
Investors
Fund

Putnam VT
Mid Cap
Value Fund

Putnam VT
Money
Market Fund

Putnam VT
New
Opportunities
Fund

Putnam VT
New Value
Fund

Putnam VT
OTC &
Emerging
Growth Fund

Putnam VT
Research
Fund

Putnam VT
Small Cap
Value Fund

Putnam VT
Utilities
Growth and
Income Fund

Putnam VT
Vista Fund

Putnam VT
Voyager
Fund

P U T N A M INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

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